UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act Of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2
GRINDR INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Grindr Inc.
PO Box 69176
750 N. San Vicente Blvd., Suite RE 1400
West Hollywood, California 90069
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Pacific Time on July 19, 2024
Dear Stockholders of Grindr Inc.:
We cordially invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Grindr Inc., a Delaware corporation, which will be held on July 19, 2024 at 11:00 a.m. Pacific Time. This year, the Annual Meeting will be held through a live webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/GRND2024. Beginning at 10:45 a.m. Pacific Time on the day of the Annual Meeting, you will be able to check in using the control number located on your proxy card or voting instruction form. You will not be able to attend the meeting in person. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.
The meeting will be held for the following purposes, as more fully described in the accompanying proxy statement:
1.
To elect the board of directors’ eight nominees for director to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal;

2.	To approve an amendment and restatement of our 2022 Equity Incentive Plan;
3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our board of directors has fixed the close of business on June 24, 2024, as the record date for the Annual Meeting. Only stockholders of record on June 24, 2024, are entitled to notice of and to vote at the Annual Meeting. A complete list of our stockholders of record as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Annual Meeting at our corporate headquarters at 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California 90069 during regular business hours beginning ten days prior to the Annual Meeting and ending on the day before the Annual Meeting date. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
We intend to mail to each of our stockholders of record entitled to vote at the Annual Meeting a copy of the Proxy Statement, a proxy card, and our 2023 annual report on or about June 25, 2024. The proxy card will contain instructions on how to vote via the Internet or by telephone. The accompanying proxy statement and our 2023 annual report can also be accessed directly at the following Internet address: https://investors.grindr.com/financials/sec-filings/default.aspx.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote promptly via the Internet, telephone or mail.
By order of the Board of Directors,
Zachary Katz
General Counsel and Secretary
West Hollywood, California
June 25, 2024
All stockholders are cordially invited to attend the Annual Meeting, which will be held virtually via the Internet. Whether or not you expect to attend the Annual Meeting, please vote over the telephone or the internet as instructed in these materials, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank or other nominee for information about specific requirements if you would like to vote your shares at the meeting.

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Page B
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	48
DELINQUENT SECTION 16(A) REPORTS	48
OTHER MATTERS	49
Fiscal Year 2023 Annual Report and SEC Filings	49
Appendix A: Amended and Restated Grindr Inc. 2022 Equity Incentive Plan	A-1
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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement on Schedule 14A (this “Proxy Statement”) constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These forward-looking statements include statements regarding our expected uses and benefits of our proposed Amended and Restated2022 Equity Incentive Plan and our business and strategies. In some cases, you can identify these forward-looking statements by the use of terminology such as “anticipates,” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “seeks,” “should,” “will” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this Proxy Statement reflect our current views about our business and future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially from those expressed in any forward-looking statement. There are no guarantees that any transactions or events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth in or contemplated by the forward-looking statements:
•	our ability to retain existing users and add new users;
•
the impact of the regulatory environment and complexities with compliance related to such environment, including maintaining compliance with privacy, data protection, and user safety laws and regulations;

•	our ability to address privacy concerns and protect systems and infrastructure from cyber-attacks and prevent unauthorized data access;
•	our success in retaining or recruiting our directors, officers, key employees, or other key personnel, and our success in managing any changes in such roles;
•	our ability to respond to general economic conditions;
•	competition in the dating and social networking products and services industry;
•	our ability to adapt to changes in technology and user preferences in a timely and cost-effective manner;
•	our dependence on the integrity of third-party systems and infrastructure;
•	our ability to protect our intellectual property rights from unauthorized use by third parties;
•	whether the concentration of our stock ownership and voting power limits our stockholders’ ability to influence corporate matters; and
•	the effects of macroeconomic and geopolitical events on our business, such as health epidemics, pandemics, natural disasters, and wars or other regional conflicts.
In addition, statements that “Grindr believes” or “we believe” and similar statements reflect our beliefs and opinions on the relevant subjects as of the date of any such statement. These statements are based upon information available to us as of the date they are made, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Except to the extent required by applicable law, we are under no obligation (and expressly disclaim any such obligation) to update or revise our forward-looking statements whether as a result of new information, future events, or otherwise. For a further discussion of these and other factors that could cause our future results, performance, or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” included under Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2023, as amended. Any forward-looking statement speaks only as of the date on which it is made, and you should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).
iii

GRINDR INC.
PROXY STATEMENT
FOR 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 11:00 A.M. PACIFIC TIME ON JULY 19, 2024
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2024 annual meeting of stockholders of Grindr Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on July 19, 2024 at 11:00 a.m. Pacific Time. This year, the Annual Meeting will be held through a live webcast. The Annual Meeting can be accessed virtually by visiting www.virtualshareholdermeeting.com/GRND2024 where you will be able to listen to the meeting live, submit questions and vote online. You will not be able to attend the meeting in person.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only. As used in this proxy statement, references to “we,” “us,” “our,” “Grindr” and the “Company” refer to Grindr Inc and its consolidated subsidiaries (including Grindr Group LLC). References to “Tiga” refer to the predecessor company prior to the closing of the Business Combination (as described in “What is Grindr — History” below).
What is Grindr?
Overview
With more than 13.5 million monthly active users, Grindr has grown to become the Global Gayborhood in Your PocketTM, on a mission to make a world where the lives of our global community are free, equal, and just. Available in 190 countries and territories, Grindr is often the primary way for our users to connect, express themselves, and discover the world around them. Since 2015 Grindr for Equality has advanced human rights, health, and safety for millions of lesbian, gay, bisexual, transgender, and queer (“LGBTQ”) people in partnership with organizations in every region of the world. Grindr has offices in West Hollywood, the Bay Area, Chicago, and New York.
History
Grindr Inc., formerly known as Tiga Acquisition Corp. (“Tiga”), was originally incorporated under the Companies Law of the Cayman Islands on July 27, 2020 as a special-purpose acquisition company for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or engaging in any other similar business combination with one or more businesses or entities. Grindr LLC was originally incorporated in February 2009 as a California limited liability company, and was subsequently held by Grindr Group LLC (“Legacy Grindr”), a Delaware limited liability company which was incorporated in April 2020.
Between November 17, 2022 and November 18, 2022, Legacy Grindr, Tiga, Tiga Merger Sub I LLC, a Delaware limited liability company and direct and wholly-owned subsidiary of Tiga (“Tiga Merger Sub”), and Tiga Merger Sub II LLC, a Delaware limited liability company and direct and wholly-owned subsidiary of Tiga (“Tiga Merger Sub II”), consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 9, 2022 (the “Original Merger Agreement”), by and among Tiga, Legacy Grindr, and Tiga Merger Sub, as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of October 5, 2022, by and among Tiga, Tiga Merger Sub, Legacy Grindr and Tiga Merger Sub II (together with the Original Merger Agreement, the “Merger Agreement”), following its approval at an extraordinary general meeting of the stockholders of Tiga held on November 15, 2022. Pursuant to the terms of the Merger Agreement, a business combination of Legacy Grindr and Tiga was effected through, among other transactions, (i) the merger of Tiga Merger Sub I with and into Legacy Grindr, with Legacy Grindr as the surviving entity (the “First Merger”), and promptly thereafter and as part of the same overall transaction as the First Merger, (ii) the merger of Legacy Grindr with and into Tiga Merger Sub II (the “Second Merger”), with Tiga Merger Sub II surviving the Second Merger as a wholly owned subsidiary of Tiga. Prior to the closing of the business combination on November 18, 2022 (“Closing”), Tiga (i) changed its jurisdiction of incorporation from Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware and (ii) changed its name from Tiga Acquisition Corp. to Grindr Inc. (the “Business Combination”).
How do I attend the Annual Meeting?
This year’s Annual Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You will not be able to attend the Annual Meeting physically in person. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on your proxy card to log in to www.virtualshareholdermeeting.com/GRND2024. You are entitled to attend the Annual Meeting if you were a stockholder of record as of June 24, 2024 (the “Record Date”). Beginning at 10:45 a.m. Pacific Time on the day of the Annual Meeting, you will be able to check in using your control number included on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.
The audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m. Pacific Time, and you should allow reasonable time for the check-in procedures. Information on how to vote online during the Annual Meeting is discussed below.
Where can I get technical assistance?
If you have difficulty accessing the meeting, please call the phone number listed at www.virtualshareholdermeeting.com/GRND2024.
Will a list of record stockholders as of the Record Date be available?
Beginning ten days prior to the Annual Meeting and ending on the day before the Annual Meeting date, a list of our record stockholders as of the close of business on the Record Date will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting at our corporate headquarters during normal business hours.
What matters am I voting on?
You will be voting on the following proposals:
•
Proposal No. 1: To elect the board of directors’ eight nominees for director to serve until the next annual meeting and until their successors are duly elected and qualified or until their earlier resignation or removal;

•	Proposal No. 2: To approve an amendment and restatement of our 2022 Equity Incentive Plan;
•	Proposal No. 3: To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and
•	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
How do I ask a question at the Annual Meeting?
As part of the Annual Meeting, we will hold a question and answer session during which we intend to answer questions submitted prior to the meeting in accordance with the rules of conduct posted on the meeting website, as time permits. Only stockholders of record as of June 24, 2024, who have registered in advance to attend the Annual Meeting may submit questions or comments that may be addressed during the Annual Meeting. If you would like to submit a question, you may do so when you check in to attend the Annual Meeting at www.virtualshareholdermeeting.com/GRND2024 using the control number provided in the Notice and typing your question in the appropriate box in the registration form.
In accordance with the rules of conduct, we ask that you limit your question to one brief question that is relevant to the Annual Meeting, including the proposals being voted on at the Annual Meeting, and that such questions are respectful of your fellow stockholders and meeting participants. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered once. In addition, questions may be ruled out of order if they are, among other things, irrelevant to the Annual Meeting, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the stockholder’s own personal, political or business interests.
How does the board of directors recommend I vote on these proposals?
Our board of directors recommends a vote:
•	“FOR” the election of the board of directors’ eight nominees for director;
•	“FOR” the approval of the amendment and restatement of our 2022 Equity Incentive Plan; and
•	“FOR” the ratification of the appointment of EY as our independent registered public accounting firm for our fiscal year ending December 31, 2024.
What if another matter is properly brought before the Annual Meeting?
Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
Who is entitled to vote?
Holders of our common stock as of the close of business on June 24, 2024, the record date for the Annual Meeting (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 175,797,495 shares of common stock outstanding and entitled to vote.
Registered Stockholders. If on the Record Date, shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote in person at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If on the Record Date, shares of our common stock are held on your behalf in a stock brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares and are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, however, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker or nominee’s procedures for obtaining a legal proxy. Your broker or nominee is obligated to provide you with instructions to vote before the Annual Meeting or to obtain a legal proxy if you wish to vote in person at the Annual Meeting. If your broker or nominee is participating in an online program that allows you to vote over the Internet or by telephone, your proxy card or other voting instruction form will include that information. If what you receive from your broker or other nominee does not contain Internet or telephone voting information, please complete and return the paper form in the self-addressed, postage paid envelope provided by your broker or nominee. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank, trustee or other nominee as “street name stockholders.”
What constitutes a quorum for the Annual Meeting?
A quorum is required for stockholders to conduct business at the Annual Meeting. The presence, in person or represented by proxy, of the holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote is necessary to establish a quorum at the meeting. As of the close of business on the Record Date, there were 175,797,495 shares of our common stock outstanding. Thus, the holders of 87,898,748 shares must be present by remote communication at the meeting or represented by proxy at the meeting to have a quorum. Shares present, in person or represented by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a stockholder’s shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum. If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority of the voting power of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.
How many votes do I have?
In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors.
How many votes are needed to approve each proposal?
•
Proposal No. 1: The election of directors requires a plurality vote of the voting power of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. “Plurality” means that the eight nominees who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” a particular nominee (as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHOLD” on each of the nominees.

•
Proposal No. 2: The amendment and restatement of the Grindr Inc. 2022 Equity Incentive Plan requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. “Majority” means the number of shares voted “FOR” must exceed the number of votes “AGAINST.” Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST.” Broker non-votes, if any, will have no effect and will not be counted towards the vote total for Proposal 2.

•
Proposal No. 3: The ratification of the appointment of EY requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. “Majority” means the number of shares voted “FOR” must exceed the number of votes “AGAINST.” Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST.” Proposal 3 is a “routine” matter and therefore broker non-votes are not expected to exist in connection with this proposal.

How do I vote?
The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote your shares at the Annual Meeting by following the instructions provided on your proxy card to log in to www.virtualshareholdermeeting.com/GRND2024. You will then be asked to provide the control number located on your proxy card or voting instruction form.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote at the Annual Meeting even if you have already voted by proxy. If you are a stockholder of record, there are three ways to vote prior to the Annual Meeting:
•
By Internet: You may submit a proxy over the Internet by following the instructions at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time the day before the Annual Meeting (have your proxy card in hand when you visit the website);

•
By Toll-free Telephone: You may submit a proxy by calling +1 (800) 690-6903 and using any touch-tone telephone to transmit your voting instructions, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time the day before the Annual Meeting (have your proxy card in hand when you call and follow the instructions); or

•
By Mail: You may mark, sign, date and mail your proxy card (if you received printed proxy materials) in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717 no later than the day before the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, by telephone or by Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank, trustee or other nominee.
Can I change my vote after submitting my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting in any one of the following ways:
•	You may enter a new vote by Internet or by telephone until 11:59 p.m. Eastern Time the day before the Annual Meeting;
•	You may submit another properly completed, proxy card by mail with a later date, which must be received by us no later than the day before the Annual Meeting;
•
You may send written notice that you are revoking your proxy to our Secretary at Grindr Inc., PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California 90069, which must be received by us no later than the day before the Annual Meeting; or

•	You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
If you are a street name stockholder, your broker or nominee can provide you with instructions on how to change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count: (1) with respect to Proposal 1, votes “For,” “Withhold,” and broker non-votes; (2) with respect to Proposal 2, votes “For,” “Against,” abstentions, and broker non-votes; and (3) with respect to Proposal 3, votes “For,” “Against,” and abstentions. A “Withhold” vote for Proposal 1 will have no effect and will not be counted towards the vote total. Abstentions will have the same effect as “Against” votes for Proposal 2 and Proposal 3. Broker non-votes, if any, on Proposals 1 and 2 will have no effect, and will not be counted towards the vote total. Proposal 3 is considered a “routine” matter, and accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent has discretionary authority to vote your shares on Proposal 3.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. Our board of directors has designated George Arison, Vandana Mehta-Krantz, and Zachary Katz as proxy holders. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described under “How does the board of directors recommend I vote on these proposals?” above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned to a later date, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions before the new date, as described above.
If you are a stockholder of record and do not vote by completing your proxy card if you receive a paper copy of the proxy materials, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card to ensure that all of your shares are voted.
How are proxies solicited for the Annual Meeting and who will bear the cost of this solicitation?
Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other nominee vote my shares if I fail to provide timely directions?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other securities intermediaries that are subject to the NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under the NYSE rules, but not with respect to “non-routine” matters. All brokers registered as members with the NYSE are subject to NYSE rules and, accordingly, the NYSE Rules apply to the voting of all shares held in a brokerage account. In this regard, Proposals 1 and 2 are considered to be “non-routine” under the NYSE rules meaning that your broker may not vote your shares on these proposals in the absence of your voting instructions. Proposal 3, however, is considered to be a “routine” matter under the NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 3.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What are “broker non-votes?”
A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on these matters. These un-voted shares with respect to “non-routine” matters are counted as “broker non-votes.”
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K (“Form 8-K”) that we will file with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
What is the deadline for stockholders to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Proposals for Inclusion in Proxy Materials. A stockholder seeking to have a proposal included in our proxy statement for the 2025 annual meeting of stockholders must comply with Rule 14a-8 under the Exchange Act, which sets forth the requirements for including stockholder proposals in Company-sponsored proxy materials. In accordance with Rule 14a-8, any such proposal must be received by the Secretary at our principal executive offices by February 25, 2025, which is 120 days prior to the one-year anniversary of the date this proxy statement was first mailed or made available to stockholders. If the date of the 2025 annual meeting of stockholders changes by more than 30 days from the one-year anniversary of the date of the Annual Meeting, however, then such proposals must be received a reasonable time before we begin to print and send our proxy materials for the 2025 annual meeting of stockholders.

Proposals and Nomination of Director Candidates Not Intended for Inclusion in Proxy Materials. A stockholder seeking to present a proposal or nominate a director for election to our board of directors at the 2025 annual meeting of stockholders but not intending for such proposal or nomination to be included in the proxy statement for the meeting must comply with the advance notice requirements set forth in our bylaws. Under our bylaws, written notice of nominations for directors and any other business proposed by a stockholder must be received by the Secretary at our principal executive offices not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of this year’s Annual Meeting (so long as the 2025 annual meeting is held no more than 30 days before and no more than 30 days after such anniversary). Accordingly, notice of any such nominations or other business meeting all of the requirements set forth in our bylaws must be received by the Secretary between March 21, 2025 and April 20, 2025. If the date of the 2025 annual meeting of stockholders is more than 30 days before or more than 30 days after the anniversary of the date of this year’s Annual Meeting, your written notice must be received no more than 120 days prior to the close of business on the date of the 2025 annual meeting and no later than the close of business on the later of (i) 90 days prior to the date of the 2025 annual meeting and (ii) the tenth calendar day following the day on which public announcement of the date of the 2025 annual meeting of stockholders is first made.
In addition to satisfying the foregoing requirements under our bylaws, stockholders who intend to solicit proxies in support of director nominees other than Company-sponsored nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the deadlines provided above.
The Chairperson of the Annual Meeting reserves the right to reject, exclude, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the above requirements, including conditions established by the SEC.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our board of directors, which is currently composed of nine members and, following the Annual Meeting, will be composed of eight members. Seven of our current directors are, and six of our director nominees are, independent within the meaning of the listing standards of the NYSE. Our directors serve for one-year terms until the next annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier resignation or removal.
The following table sets forth the names, ages and certain other information as of the date of this proxy statement, for each of the nominees for election as a director at the Annual Meeting:
Name	Age	Position
James Fu Bin Lu	42	Chairperson, Director
George Arison	46	Chief Executive Officer, Director
Daniel Brooks Baer	47	Director
J. Michael Gearon, Jr.	59	Director
Gary I. Horowitz	67	Director
Nathan Richardson	53	Director
Meghan Stabler	60	Director
G. Raymond Zage, III	54	Director
Nominees for Director
James Fu Bin Lu. Mr. Lu has served as the Chairperson of the board of directors since November 2022. Mr. Lu previously served as Legacy Grindr’s Chairperson from June 2020 to November 2022. Mr. Lu has served as a Director, the Chairman and the Chief Executive Officer of Life Concepts Holdings Limited, an investment company mainly engaged in restaurant operations, from October 2018 to June 2023. Mr. Lu has also served as a Director of Fusion Media Limited, an Internet publishing company, since February 2021, a Director of Global Commerce Technology Limited, a software development company, since February 2022, and a Director of TuSimple Holdings, Inc., an autonomous trucking company, since December 2022. Mr. Lu has also served as a managing partner and co-founder of Joffre Capital, a private equity firm since 2018. Mr. Lu previously served as the Global Head of Amazon Marketing Services (now Amazon Advertising), the advertising branch of Amazon.com, Inc., a technology company that focuses on e-commerce, cloud computing and digital streaming company, from 2011 to 2015, and served as the Vice President of content ecosystems at Baidu, Inc., a technology company specializing in Internet-related services and products and artificial intelligence, from 2015 to 2017. In 2006, Mr. Lu founded Yoolin, a social network, and served as its Chief Executive Officer from 2006 to 2007. Mr. Lu was a founding member and the director of product management at Chegg, Inc., a textbook rental company, from 2007 to 2011. Mr. Lu received master’s degrees in Electrical Engineering and Computer Science, and graduated summa cum laude, from the University of Michigan. We believe Mr. Lu’s business experience, technical knowledge and experience in the social network industry qualify him to serve as our Chairperson and a member of the board of directors.
George Arison. Mr. Arison has served as our Chief Executive Officer and director since November 2022, and previously served as the Chief Executive Officer of Legacy Grindr from October 2022 to November 2022. Mr. Arison previously served as Founder and Chief Executive Officer of Shift Technologies, Inc. (Nasdaq: SFT) from December 2013 to September 2022, and he continued to serve as a member on the board of directors until August 2023. In 2018, Mr. Arison co-founded Pulsar AI, an artificial intelligence platform for auto sales, which was acquired by Impel. Prior to co-founding Shift Technologies, he served in various positions at Alphabet Inc. (Nasdaq: GOOG) from 2010 to 2013. From 2007 to 2010, Mr. Arison served as co-founder of Taxi Magic (now known as Curb, acquired by Verifone). From 2005 to 2007 he worked for Boston Consulting Group. Mr. Arison has been an investor in numerous software and Internet companies, including Shipper, Carrot, Fathom and AutoLeap. Prior to his business career, Mr. Arison was a policy analyst and ran a political campaign in Georgia, the country of his birth, about which he wrote Democracy and Autocracy in Eurasia: Georgia in Transition. Mr. Arison received a bachelor’s degree from Middlebury College. We believe that Mr. Arison’s extensive experiences in numerous startups and his corporate expertise as the Chief Executive Officer of Shift Technologies qualify him to serve as our Chief Executive Officer and a member of the board of directors.
Daniel Brooks Baer. Mr. Baer has served as a member of the board of directors since November 2022. Mr. Baer is a senior vice president for policy research at the Carnegie Endowment for International Peace. He was

Executive Director of the Colorado Department of Higher Education from May 2018 to February 2019. He previously served as the United States Ambassador to the Organization for Security and Co-operation in Europe from September 2013 to January 2017. Prior to that, he served as the Deputy Assistant Secretary of State for the Bureau of Democracy, Human Rights, and Labor from 2009 to 2013. Prior to that, he was an Assistant Professor of Strategy, Economics, Ethics and Public Policy at the McDonough School of Business at Georgetown University from 2008 to 2009. He was also a Faculty Fellow at Harvard University’s Safra Center for Ethics. Prior to that, he was a project leader at Boston Consulting Group, a management consulting firm, from 2004 to 2007. Mr. Baer received a Bachelor of Arts degree in Social Studies and African American Studies from Harvard University. He was also a Marshall Scholar at Oxford University, where he earned a master’s degree and doctoral degree in International Relations. We believe Mr. Baer’s political and educational experiences qualify him to serve as a member of the board of directors.
J. Michael Gearon, Jr. Mr. Gearon has served as a member of the board of directors since November 2022. Mr. Gearon is the Chairman and Chief Executive Officer of 28th Street Ventures, LLC, a family office based in Atlanta which he founded in 2007. A pioneer in the cell tower industry, Mr. Gearon has established six successful businesses across six countries over 30 years, spanning four continents. His recent roles include Chairman of Pan Asia Tower, a wireless communications and broadcast infrastructure company, from 2013 to November 2019, and Chairman Advisor of PT Serana Menara Nusantara Tbk, the largest cell tower company in Indonesia from 2007 to 2016. Prior to these roles, he served as Vice Chairman of American Tower Corp. from 2002 to 2007 and was on its board of directors from 1998 to 2003, following the sale of his business, Gearon & Co., to American Tower. Beyond telecommunications, Mr. Gearon has also made significant contributions in the sports industry. He was part owner of the Atlanta Hawks from 2004 through 2023, serving as Governor from 2005 to 2009 and as co-managing partner and board member from 2004 to 2015. He also co-owned the Atlanta Thrashers from 2003 to 2010. His achievements in business were recognized when he was named Ernst & Young Entrepreneur of the Year in 1997. Mr. Gearon received a bachelor’s degree, cum laude, in Inter-Disciplinary Studies from Georgia State University. We believe Mr. Gearon’s extensive experience in the technology industry and his experience as an executive and director qualify him to serve as a member of the board of directors.
Gary I. Horowitz. Mr. Horowitz has served as a member of the board of directors since November 2022. Mr. Horowitz has been General Counsel of Integrum Holdings, LP, a private equity firm, since January 2023. He was previously a partner in the corporate department at Simpson Thacher & Bartlett LLP from 1989 through December 2022, and joined the firm in 1982. He was also the President of Miracle House, a nonprofit organization, from 2004 to 2007. Mr. Horowitz received his Bachelor of Science degree in Industrial and Labor Relations from Cornell University. He also received his juris doctor degree from the Columbia Law School, where he was an editor on the Columbia Law Review. We believe Mr. Horowitz’s extensive legal experience qualify him to serve as a member of the board of directors.
Nathan Richardson. Mr. Richardson has served as a member of the board of directors since November 2022. Since June 2021, Mr. Richardson has served as a partner at Joffre Capital, a private equity firm in which James Fu Bin Lu, Chairperson of our board of directors, serves as managing partner and co-founder. Mr. Richardson was an Executive Vice President at Red Ventures from August 2019 until October 2021. Mr. Richardson is the co-Founder of Trading Ticket, Inc., a financial technology company, and served as its Chief Executive Officer from April 2014 to August 2019. He is also the co-Founder of Waywire, a video sharing website, and served as its Chief Executive Officer from April 2012 to August 2013. Prior to that he was the President of Gilt City, Inc., a subsidiary of Gilt Groupe Inc., which is an online shopping and lifestyle website, from 2009 to 2012. Prior to that he was a Senior Vice President and General Manager at Dow Jones Online at Dow Jones & Company, Inc., a publishing firm, from 2005 to 2006. Mr. Richardson worked at Yahoo Inc. from 2000 to 2005, most recently as a General Manager in its finance division. Prior to that, he served as a Global Emerging Markets Management Associate at Citigroup Inc., an investment bank and financial services company, from 1998 to 1999. Mr. Richardson also previously served as a director of Caribe Media, Inc. from 2011 to 2019. Mr. Richardson served as a director of Pyxus (NYSE: PYX) from February 2019 to August 2020. Mr. Richardson received his Bachelor of Science degree in Business from Babson College and holds an M.B.A. from Georgetown University. We believe Mr. Richardson’s extensive experience in the finance and commerce industries and his experience as an executive qualify him to serve as a member of the board of directors.
Meghan Stabler. Ms. Stabler has served as a member of the board of directors since November 2022. Ms. Stabler has been the Senior Vice President of BigCommerce Pty Ltd. (Nasdaq: BIGC), a leading software-as-a-service (SaaS)

ecommerce platform that empowers merchants of all sizes to build, innovate and grow their business online, since March 2022 and was previously the Vice President of Global Product Marketing, Communications and International Marketing at BigCommerce, Inc. from December 2018 to March 2022. She was a board member of Lamba Legal, a civil rights organization, from March 2021 to December 2021, and she has been a board member of Kaleido Health Solutions, Inc., a mobile Health/Telehealth application development company, since January 2021. She has also been the Super Delegate Appointed Platform Committee member and Party Leader and Elected Official for the Democratic National Committee since January 2020. Ms. Stabler has also been a member of the board of directors for the Democratic Majority for Israel, an advocacy group, since January 2019. She has been a member of the board of directors of Planned Parenthood Federation of America, a nonprofit organization that provides reproductive healthcare, since May 2019. Ms. Stabler was also a member on the board of directors of Athlete Ally, a nonprofit LGBTQ athletic advocacy group, from 2015 to January 2017. Ms. Stabler previously served on the Board of Advisors of Segall Bryant & Hamill, an investment firm, from 2014 to February 2020. Prior to that, she was a Senior Advisor of Product Lifecycle Management and Product Management, Vice President of Product Management and Marketing and Vice President of Strategic Solutions and Product Marketing at CA Technologies, a Broadcom company, from 2010 to November 2018. She was also a member on the board of directors for the Human Rights Campaign, an LGBTQ advocacy group and political lobbying organization, from 2009 to October 2017. She was also an advisory member to President Obama’s National LGBT Policy Committee from 2008 to 2016, and served on the National Business Advisory Council for the Human Rights Campaign from 2008 to April 2020. She was a member of the board of directors of the AIDS Foundation Houston, Inc., a nonprofit organization, from 2007 to 2011. She was also a Vice President of Product Management and Marketing for BMC Software, Inc., an information technology services and consulting company, from 2003 to 2010. We believe Ms. Stabler’s business and marketing expertise, her LGBTQ advocacy experiences and her prior service as a director qualify her to serve as a member of the board of directors.
G. Raymond Zage, III. Mr. Zage has served as a member of our board of directors since November 2022. Mr. Zage has served as the Chief Executive Officer of Tiga Investments Pte. Ltd. since November 2017 and was a founder and previously served as a director, Chief Executive Officer and Chairman of Tiga Acquisition Corp. from July 2020 to November 2022. In April 2021, he also joined the board of directors of EDBI Pte Ltd, independent equity investment arm of Singapore’s Economic Development Board. Prior to August 2018, Mr. Zage was managing director and Chief Executive Officer of Farallon Capital Asia Pte Ltd, which invests capital on behalf of Farallon Capital Management LLC, where he was a partner. Mr. Zage joined Farallon Capital Management LLC in March 2000 and in 2002 set up and ran Farallon Capital Asia Pte Ltd (also previously known as Noonday Asset Management Asia Pte Ltd). Prior to joining Farallon, Mr. Zage was a Vice President at Goldman Sachs (Singapore) Pte Ltd in the Investment Banking Division having also worked for Goldman Sachs in New York and Los Angeles. Mr. Zage continues to serve as a part-time senior advisor at Farallon and he is also a member of the board of directors of Whitehaven Coal Limited as well as a member of the Board of Commissioners of PT Lippo Karawaci Tbk. Mr. Zage received his Bachelor of Science degree in Finance and Accounting from the University of Illinois, Urbana-Champaign in 1992. Mr. Zage’s qualifications to serve on our board include three decades of investment experience in public and private debt, public and private equity and real estate across a wide variety of industries and geographies, and his strategic vision and experience as a board member of public and private companies in a wide variety of industries. Mr. Zage provides high-value added services to the board of directors and has sufficient time to focus on our business.
Board Diversity
Our board of directors is one of the most diverse in terms of LGBTQ representation. We took a proactive approach to recruiting our independent directors, specifically looking for leaders with exceptional professional experience as well as the lived experiences crucial to understanding the LGBTQ community. Our majority LGBTQ board nominees, including four gay men and one trans lesbian, bring diverse worldviews and a shared commitment to Grindr’s success and to continued LGBTQ representation in our board governance.
Board Leadership Structure
We believe that all members of our board of directors should have a voice in the affairs and the management of Grindr. The board of directors believes that our stockholders are best served at this time by having an independent Chairperson, who is an integral part of our board of directors structure and a critical aspect of effective corporate governance. Mr. Lu has served as Chairperson of our board of directors since the closing of the Business Combination in November 2022, and previously served as the Chairperson of Legacy Grindr from June 2020 to November 2022.

Mr. Lu brings considerable skills and experience, as described above, to the role. While our Chief Executive Officer maintains primary responsibility for preparing the agendas for meetings of our board of directors, our Chairperson has significant responsibilities, which are set forth in our bylaws, and include, in part:
•	Presiding over meetings of the independent directors;
•
Coordinating with the committee chairs regarding meeting agendas and informational requirements, and presiding over portions of meetings of our board of directors at which the evaluation or compensation of the Chief Executive Officer is presented or discussed or at which the performance of the board of directors is performed or discussed;

•	Coordinating the activities of the other directors, and performing such other duties our board of directors may establish or delegate from time to time; and
•	Acting as principal liaison between the members of our board of directors and the Chief Executive Officer.
The active involvement of our independent directors, combined with the qualifications and significant responsibilities of our Chairperson and other directors, provide balance on our board of directors and promote strong, independent oversight of our management and affairs.
Role of the Board of Directors in Risk Oversight
One of the key functions of the board of directors is informed oversight of our risk management process. The board of directors does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through our board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. Our board of directors and its committees consider specific risk topics, including risks associated with our strategic plan, business operations, capital structure, information technology, data privacy, cybersecurity, and artificial intelligence and machine learning. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the board of directors as quickly as possible.
Our audit committee has the responsibility to consider and discuss with management and the auditors, as appropriate, the Company’s guidelines and policies with respect to financial risk management and financial risk assessment, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures. Areas of focus for the audit committee include the Company’s policies and other matters relating to our investments, cash management, major financial risk exposures, cybersecurity risk management processes, including oversight and mitigation of risks from cybersecurity threats, ESG and data privacy, and the steps taken by management to monitor and mitigate or otherwise control these exposures and to identify future risks. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive or insufficient risk-taking, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The nominating and corporate governance committee also oversees and reviews with management the Company’s major legal compliance and public policy matter risk exposures and the steps management has taken to monitor or mitigate such exposures. Our privacy and trust committee oversees and assesses our data privacy policies, programs and practices and identifies and monitors risks related to compliance with applicable privacy and data use laws, as well as risks associated with public policy developments related to LGBTQ legal rights and user safety.
In connection with its reviews of the operations and corporate functions of our company, our board of directors addresses the primary risks associated with those operations and corporate functions. In addition, our board of directors reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. While the board of directors and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the board of directors and its committees on such matters.
Family Relationships
There are no family relationships among any of our directors or executive officers.

Director Independence
As required under the NYSE listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board of directors consults with the Company’s counsel to ensure that the board of directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE, as in effect from time to time. Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of the director’s family members, and the Company, its senior management and its independent auditors, the board of directors has affirmatively determined that the following directors and director nominees are independent directors within the meaning of the applicable NYSE listing standards: James Fu Bin Lu, J. Michael Gearon Jr., Daniel Brooks Baer, Meghan Stabler, Gary I. Horowitz, Maggie Lower, and Nathan Richardson. In making this determination, the board of directors found that none of these directors had a material or other disqualifying relationship with the Company.
In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence. Our independent directors meet in executive session without management present if circumstances warrant when the full board of directors convenes for a regularly scheduled meeting or a special meeting. The independent directors at such executive sessions shall designate an independent director to preside over the executive session.
Board Meetings and Committees
The board generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we may call upon directors for advice between meetings. We encourage our directors to attend director education programs.
The board held four meetings in 2023. Also in 2023, (a) the audit committee held four meetings, (b) the compensation committee held three meetings, (c) the nominating and corporate governance committee held one meeting, and (d) the privacy and trust committee held two meetings. . Each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.
Our Corporate Governance Guidelines provide that the board will periodically meet in executive session without management in attendance. A non-management director presides at each executive session.
Committees of the Board of Directors
We have a standing audit committee, compensation committee, nominating and corporate governance committee and privacy and trust committee. In addition, from time to time, special committees may be established under the direction of the board of directors when the board deems it necessary or advisable to address specific issues. The following table provides membership and meeting information for the year ended December 31, 2023, for each of the standing board committees:
Name	Audit	Compensation	Nominating and Corporate Governance	Privacy and Trust
James Fu Bin Lu		X	X*
George Arison
Daniel Brooks Baer				X*
J. Michael Gearon, Jr.		X*
Gary I. Horowitz	X
Maggie Lower(1)			X	X
Nathan Richardson	X*	X
Meghan Stabler	X			X
G. Raymond Zage, III
Total meetings in fiscal 2023	4	3	1	2
*	Committee chair
(1)	Ms. Lower is not standing for re-election at the Annual Meeting.

Copies of our committee charters are posted on our website, investors.grindr.com, as required by applicable SEC and NYSE rules. The information on or available through any such website is not deemed incorporated in this proxy statement and does not form part of this proxy statement.
Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. Our board of directors has determined that each member of each committee meets the applicable NYSE rules and regulations regarding “independence” and each member is free of any relationship that would impair their individual exercise of independent judgment with regard to us.
Audit Committee
The audit committee currently consists of Gary I. Horowitz, Nathan Richardson, and Meghan Stabler. Each of the current members of the audit committee is standing for re-election at the Annual Meeting. Our board of directors has determined that each member of the audit committee satisfies the independence requirements under the NYSE listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of the audit committee is Nathan Richardson. Our board of directors has determined that Nathan Richardson is an “audit committee financial expert” within the meaning of SEC regulations. Each member of the audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of their employment. The board of directors has adopted a written audit committee charter that is available to stockholders on our website at investors.grindr.com.
Both our independent registered public accounting firm and management periodically will meet privately with our audit committee.
The primary purpose of the audit committee is to discharge the responsibilities of the board of directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of the audit committee include:
•	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm their independence from management;
•	reviewing with our independent registered public accounting firm the scope and results of their audit;
•	pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•	reviewing and overseeing compliance with certain of our policies applicable to directors and employees, including, among other things, the Related-Person Transactions Policy;
•	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;
•	reviewing and monitoring our practices with respect to cybersecurity risk assessment and management; and
•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.
Compensation Committee
Our compensation currently committee consists of J. Michael Gearon, Jr., James Fu Bin Lu, and Nathan Richardson. The chair of the compensation committee is J. Michael Gearon, Jr.. Each of the current members of the compensation committee is standing for re-election at the Annual Meeting. Our board of directors has determined that each member of the compensation committee is independent under the NYSE listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. Our board of directors has adopted a written compensation committee charter that is available to stockholders on our website at investors.grindr.com.

The primary purpose of the compensation committee is to discharge the responsibilities of the board of directors in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the compensation committee include:
•	reviewing, overseeing, modifying and approving our overall compensation strategy and policies;
•	reviewing and approving the compensation of the Chief Executive Officer;
•	making recommendations to the board of directors regarding the compensation of our senior management and directors;
•	reviewing and approving certain of our policies applicable to directors;
•	reviewing and approving or making recommendations to the board of directors regarding our incentive compensation and equity-based plans and arrangements; and
•	reviewing and establishing appropriate insurance coverage for our directors and officers.
Compensation Committee Processes and Procedures
Typically, the compensation committee will meet at least annually and with greater frequency if necessary. The compensation committee also acts periodically by unanimous written consent in lieu of a formal meeting. In addition, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The charter of the compensation committee grants the compensation committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the compensation committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. The compensation committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the compensation committee. In particular, the compensation committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NYSE, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
Compensation Committee Interlocks and Insider Participation
The compensation currently committee consists of J. Michael Gearon, Jr., James Fu Bin Lu, and Nathan Richardson. None of our executive officers currently serve, or have served during the last year, as a member of the board of directors or compensation committee of any entity, other than Grindr, that has one or more executive officers serving as a member of the board of directors.
Privacy and Trust Committee
The privacy and trust committee currently consists of Daniel Brooks Baer, Maggie Lower, and Meghan Stabler. The chair of the privacy and trust committee is Daniel Brooks Baer. Following the Annual Meeting, subject to re-election by stockholders, the privacy and trust committee will consist of Daniel Brooks Baer, Nathan Richardson, and Meghan Stabler, with Daniel Brooks Baer continuing as chair. Our board of directors has determined that each current and prospective member of the privacy and trust committee is independent under the NYSE listing standards. Our board of directors has adopted a written privacy and trust committee charter that is available to stockholders on the Company’s website at investors.grindr.com.

We formed the privacy and trust committee in early 2023 to exercise oversight related to privacy and other matters impacting user trust, privacy and safety. Specific responsibilities of the privacy and trust committee include:
•
reviewing and discussing with management our programs and practices related to data privacy, the adequacy of our data privacy policies, and our compliance with applicable privacy and data use laws and regulations;

•
overseeing our policies and practices related to user trust and safety and reviewing and discussing with management issues impacting safety and wellbeing, including the adequacy of our user trust and safety tools and our attention to protections of users in jurisdictions with limited LGBTQ legal rights;

•	discussing with management our compliance with applicable data use laws and any correspondence with regulators or governmental agencies that raise material issues; and
•	reviewing and discussing with management political and public policy developments relevant to our business and operations, including developments related to LGBTQ legal rights and user safety.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee currently consists of James Fu Bin Lu and Maggie Lower. The chair of the nominating and corporate governance committee is James Fu Bin Lu. Following the Annual Meeting, subject to re-election by stockholders, the nominating committee will consist of James Fu Bin Lu and J. Michael Gearon, Jr., with James Fu Bin Lu continuing as chair. Our board of directors has determined that each current and prospective member of the nominating and corporate governance committee is independent under the NYSE listing standards. Our board of directors has adopted a written nominating and corporate governance committee charter that is available to stockholders on the Company’s website at investors.grindr.com.
Specific responsibilities of the nominating and corporate governance committee include:
•	identifying individuals qualified to become new board members, consistent with criteria approved by the board of directors;
•	identifying members of the board qualified to fill vacancies on any board committee and recommending that the board of directors appoint the identified member or members to the applicable committee;
•	reviewing and recommending to the board of directors the compensation program for the board of directors’ non-executive directors;
•	reviewing and recommending to the board of directors corporate governance principles applicable to us;
•	overseeing the evaluation and performance of the board of directors and management;
•	reviewing and overseeing compliance with certain of our policies applicable to directors, including, among other things, the Code of Business Conduct and Ethics;
•	overseeing legal, regulatory and public policy matters material to us, particularly with respect to matters that could have a significant reputational impact on us; and
•	handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
Considerations in Evaluating Director Nominees
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. In conducting this assessment, the board of directors considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the board of directors and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the board of directors reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the board of directors also determines whether the nominee must be independent for NYSE purposes.

Some of the qualifications that our nominating and corporate governance committee considers include, without limitation, (i) possessing relevant expertise upon which to be able to offer advice and guidance to management, (ii) having sufficient time to devote to the affairs of the Company, (iii) demonstrating excellence in the nominee’s field, (iv) having the ability to exercise sound business judgment, (v) experience as a board member or executive officer of another publicly held company, (vi) having a diverse personal background, perspective and experience, and (vii) having the commitment to rigorously represent the long-term interests of the Company’s stockholders. The board of directors believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. Members of our board of directors are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Stockholder Recommendations for Nominations to the Board of Directors
Our nominating and corporate governance committee will consider director candidates recommended by stockholders so long as such recommendations comply with our restated certificate of incorporation, bylaws, stockholder director recommendation policy and applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will only evaluate recommendations from a stockholder if such stockholder (i) is a stockholder of record at the time of such recommendation, (ii) is entitled to vote in the annual meeting of the stockholders and (iii) has otherwise complied with the notice procedures set forth in our bylaws. There is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills, and experience, including appropriate financial and other expertise relevant to our business.
Eligible stockholders wishing to recommend a candidate for nomination should deliver a written recommendation to the nominating and corporate governance committee, c/o Grindr Inc., PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California 90069, Attn: Secretary. To be timely for the 2024 annual meeting of stockholders, nominations must be received by our Secretary observing the same deadlines for stockholder proposals discussed above under “What is the deadline for stockholders to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?” Recommendations must include the candidate’s name, home and business contact information, detailed biographical data and relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of the Company’s capital stock. The recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership.
Communications with the Board of Directors
Interested parties wishing to communicate with our board of directors or with individual members of our board of directors may do so by writing to our board of directors or to the particular members of our board of directors, and mailing the correspondence to our Secretary at Grindr Inc., PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California 90069. Our Secretary, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications for the sole purpose of determining whether the contents represent a message to the board of directors. The Secretary will forward copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the board of directors or its committees or that they otherwise determine requires the attention of any member, group or committee of the board of directors, to the appropriate member or members of our board of directors, or if none is specified, to the Chairperson of our board of directors. The Secretary will not forward junk mail, job inquiries, business solicitations, offensive or otherwise inappropriate materials.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. Our Corporate Governance Guidelines are available on our website at

www.grindr.com under the “Investors” tab. Under the Corporate Governance Guidelines, we expect directors to prepare for and attend meetings of the board and of all committees on which they serve.
Our board of directors has also adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. Our Code of Business Conduct and Ethics is available on our website at www.grindr.com under the “Investors” tab. Within the time period required by the SEC and the NYSE, we will post on our website at www.grindr.com under the “Investors” tab any amendment to our Code of Business Conduct and Ethics or any waivers of such provisions granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
Director Compensation
We have a non-employee director compensation policy pursuant to which our non-employee directors are eligible to receive annual equity awards and annual cash compensation for service on our board of directors and committees of our board of directors.
On June 19, 2023, our board of directors adopted our non-employee director policy, which it subsequently amended on September 29, 2023, to increase the annual cash and equity compensation that the members of the audit committee of the board of directors are eligible to receive (such policy as amended, the “Director Compensation Policy”). The board of directors expects to review director compensation periodically to ensure that director compensation remains competitive such that we are able to recruit and retain qualified directors. The nominating and corporate governance committee has the authority to engage a consulting firm to evaluate director compensation.
Non-Employee Director Annual Cash Retainers
Under the Director Compensation Policy, our non-employee directors are eligible to receive the following cash retainers (as applicable) for their service on our board of directors and its standing committees. Except as indicated below the cash retainers remained unchanged when the Director Compensation Policy was amended in September 2023.
Position	Annual Cash Retainers (commencing on November 18, 2023)($)(1)
Non-Employee Member of the Board	20,000
Audit Committee Chair	9,000(2)
Other Audit Committee Member	4,000(3)
Compensation Committee Chair	5,000
Other Compensation Committee Member	—
Nominating and Corporate Governance Committee Chair	5,000
Other Nominating and Corporate Governance Committee Member	—
Privacy and Trust Committee Chair	5,000
Other Privacy and Trust Committee Member	—
(1)
Annual cash retainers are paid on a fiscal year basis, payable quarterly in arrears. We pro-rated the new annual cash retainers based on the number of calendar days remaining in fiscal year 2023 measured from November 18, 2023.

(2)
The Director Compensation Policy increased the amount of the audit committee chair cash retainer from $5,000 to $9,000. See discussion below for information about additional cash retainers for service from July 1 through November 17, 2023.

(3)
Non-employee directors were not eligible to receive a cash retainer for service as a member of the audit committee prior to amendment of the Director Compensation Policy. See discussion below for information about additional cash retainers for service from July 1 through November 17, 2023.

Directors were not entitled to receive attendance fees for any meetings of the board of directors, its committees, or (except as noted above with respect to the audit committee) for serving as non-chair members of the committees of the board of directors.
In connection with the September 2023 amendment to the Director Compensation Policy, the board of directors approved supplemental cash retainers of $1,534 to the members of our audit committee, including the chair, for their service from July 1 through November 17, 2023.

Non-Employee Director Annual Equity Awards
Under the Director Compensation Policy, on the date of each annual stockholder meeting of the Company, each non-employee director who continues as a non-employee director following the annual meeting automatically receives the following annual awards of restricted stock units (“RSUs”) under our 2022 Equity Incentive Plan (“2022 Plan”) for their service on the board of directors and its standing committees (as applicable), which, except as indicated below, are the same as those non-employee directors were eligible to receive under the policy as initially adopted in June 2023.
Position	Annual RSU Awards($)(1)
Non-Employee Member of the Board	80,000
Audit Committee Chair	36,000(2)
Other Audit Committee Member	16,000(3)
Compensation Committee Chair	20,000
Other Compensation Committee Member	—
Nominating and Corporate Governance Committee Chair	20,000
Other Nominating and Corporate Governance Committee Member	—
Privacy and Trust Committee Chair	20,000(4)
Other Privacy and Trust Committee Member	—
(1)
The number of RSUs subject to each annual award a non-employee director is eligible to receive is equal to the applicable amount in the table above divided by the average closing price of our common stock over the 20-trading day period ending three trading days before the date of grant.

(2)
The Director Compensation Policy increased the amount of this annual RSU award from $20,000 to $36,000. See discussion below for information about supplemental RSU awards for service as chair of the audit committee prior to the adoption of the Director Compensation Policy.

(3)
Non-employee directors were not eligible to receive an annual equity award for service as a member of the audit committee prior to the adoption of the Director Compensation Policy. See discussion below for information about supplemental RSU awards for service on the audit committee prior to the adoption of the Director Compensation Policy.

(4)	See discussion below for information about supplemental RSU awards for service as chair of the privacy and trust committee prior to the adoption of the Director Compensation Policy.
Pursuant to the Director Compensation Policy, non-employee directors that are first elected or appointed to our board of directors other than on the date of an annual meeting of our stockholders automatically receive on the date they become a member of the board of directors the applicable annual awards described above, prorated based on the number of months remaining in the 12-month period following our last annual stockholder meeting.
Each annual RSU award vests as to 25% of the award every three months following the grant date, subject to the non-employee director’s continuous service (as a member of the board, committee member, or committee chair, as applicable) through the applicable vesting date. Each prorated annual RSU award vests in equal installments over the remaining scheduled quarterly vest dates for annual awards granted at our last annual stockholder meeting following the grant date of the prorated RSU award, subject to the non-employee director’s continuous service (as a member of the board, committee member, or committee chair, as applicable) through the applicable vesting date. In any event, each annual award and prorated annual award will vest in full on the earlier to occur of (1) immediately prior to our next annual stockholder meeting following the applicable grant date and (2) immediately prior to the effective time of a change in control (as defined in the 2022 Plan), subject to the non-employee director’s continuous service through the applicable time.
In connection with the adoption of the Director Compensation Policy, our board of directors approved supplemental awards of 2,653 RSUs under the 2022 Plan to the members of our audit committee, including the chair, for their service on the audit committee, 25% of which vested on each of September 29, 2023, December 21, 2023, March 21, 2024 and June 21, 2024, subject to the non-employee director remaining in continuous service through each applicable vesting date. In any event, each supplemental RSU award will vest in full on the earlier of to occur of (1) immediately prior to our next annual stockholder meeting following the grant date of the supplemental RSU award and (2) immediately prior to the effective time of a change in control (as defined in the 2022 Plan), subject to the non-employee director’s continuous service through the applicable time.

On November 29, 2023, the compensation committee granted Daniel Brooks Baer a fully vested supplemental award of 290 RSUs for his service as chair of the privacy and trust committee of the board of directors from April 29, 2023, through June 21, 2023.
2023 Non-Employee Director Compensation Table
The table below summarizes the compensation paid to our non-employee directors during the year ended December 31, 2023:
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
James Fu Bin Lu	25,000	99,989	124,989
Daniel Brooks Baer	23,740	101,932	125,672
J. Michael Gearon, Jr.	25,000	99,989	124,989
Gary I. Horowitz	22,016	95,249	117,265
Maggie Lower	20,000	79,994	99,994
Nathan Richardson	27,016	115,244	142,260
Meghan Stabler	22,016	95,249	117,265
G. Raymond Zage, III	20,000	79,994	99,994
(1)	Consist of annual retainer fees, as described above.
(2)
Reflects the aggregate grant date fair value of any RSUs granted, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are included in Note 16. Stock-based Compensation to the Consolidated Financial Statements included in the 2023 Form 10-K. This amount does not reflect the actual economic value that will ultimately be realized by each director.

(3)	The number of stock awards, consisting of RSUs, held as of December 31, 2023, by each non-employee director serving as of such date is set forth below.
Name	Aggregate Number of Shares Underlying Outstanding RSUs
James Fu Bin Lu	8,291
Daniel Brooks Baer	8,291
J. Michael Gearon, Jr.	8,291
Gary I. Horowitz	7,959
Maggie Lower	6,633
Nathan Richardson	9,617
Meghan Stabler	7,959
G. Raymond Zage, III	6,633

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors is currently composed of nine members, eight of whom are nominees for director this year. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier resignation or removal.
Each of the nominees listed below is currently a director of the Company and each nominee has consented to being named in this proxy statement and to serve if elected. No arrangement or undertaking exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee, and there are no family relationships among any of our directors or executive officers. It is the Company’s policy that directors and nominees for director are expected to attend the Annual Meeting. Six of our current directors attended the 2023 annual meeting of stockholders.
Nominees
For information concerning the nominees, please see the section titled “Nominees for Director” above, which contains biographies of the nominees for election at the Annual Meeting, including their respective ages, as of the date of this proxy statement. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the nominating and governance committee and the board of directors to determine that the applicable nominee should serve as a member of the board of directors.
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of each of George Arison, G. Raymond Zage, III, James Fu Bin Lu, J. Michael Gearon, Jr., Daniel Brooks Baer, Meghan Stabler, Gary I. Horowitz, and Nathan Richardson. If any nominee becomes unavailable for election as a result of an unexpected occurrence, our board of directors may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee, unless our board of directors chooses to reduce the number of directors serving on our board of directors. We have no reason to believe that any nominee will be unable to serve.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT AND RESTATEMENT
OF THE GRINDR INC. 2022 EQUITY INCENTIVE PLAN
Overview
Our board of directors approved an amendment and restatement of the Grindr Inc. 2022 Equity Incentive Plan in June 2024, subject to approval by our stockholders at the Annual Meeting. We refer to such amendment and restatement of the 2022 Plan in this Proposal 2 as the “Amended 2022 Plan,” attached as Appendix A to this Proxy Statement.
The only change between the terms of the 2022 Plan and the Amended 2022 Plan being presented for approval pursuant to this Proposal 2 is in the number of shares of our common stock available for issuance. Subject to adjustment for certain changes in our capitalization, if this Proposal 2 is approved by our stockholders, the aggregate number of shares of common stock that may be issued under the Amended 2022 Plan will not exceed 16,624,700 shares, which is the sum of (1) 2,860,300 new shares, plus (2) 13,764,400 shares initially reserved under the 2022 Plan.
Prior to the consummation of the Business Combination, the Company granted equity incentives under its 2020 Equity Incentive Plan (the “2020 Plan”). Following adoption of the 2022 Plan, no awards were eligible for grant under the Company’s 2020 Equity Incentive Plan. Since that time, approximately 2,860,300 shares of common stock previously reserved for issuance upon the exercise of stock options granted under the 2020 Plan have been forfeited due to the termination of such awards without issuance of all of the shares covered by such awards, primarily due to employee departures. The proposed increase in the number of shares available for issuance under 2022 Plan is intended to add the shares previously reserved for issuance under the 2020 Plan and subsequently forfeited due to termination following the Business Combination to the share reserve available under the 2022 Plan.
Approval of the Amended 2022 Plan will allow us to continue to grant a broad array of equity incentives (including restricted stock units and stock options) and performance cash incentives at levels determined appropriate by our board of directors or compensation committee, for the purposes of securing and retaining the services of our employees, consultants and directors, and providing long-term incentives that align the interests of our employees, consultants and directors with the interests of our stockholders. It is critical to Grindr’s long-term success that the interests of employees and other service providers be tied to their success as “owners” of the business. The Amended 2022 Plan also will continue to allow us to promote greater ownership in our company by the service providers in order to align the service providers’ interests more closely with the interests of our stockholders. If the proposed Amended 2022 Plan is not approved by stockholders, we currently anticipate that we will exhaust the 4,551,864 shares that remain available for issuance under the 2022 Plan by early 2025 and such shares may be exhausted sooner depending on the pace of our growth. As of June 24, 2024, the closing price of a share of our common stock as reported on the New York Stock Exchange was $9.59. Our inability to make competitive equity awards to attract and retain talented employees in a highly competitive market could have an adverse impact on our business. Our board of directors believes that the Amended 2022 Plan is an integral part of our long-term compensation philosophy, and that the Amended 2022 Plan is necessary to continue providing the appropriate levels and types of equity compensation.
Description of the Amended 2022 Plan
The material features of the Amended 2022 Plan are described below. The following summary is not a complete description of all provisions of the Amended 2022 Plan and is qualified in its entirety by reference to the complete text of the Amended 2022 Plan, the form of which is attached to this proxy statement as Appendix A and incorporated by reference in its entirety. Our stockholders should refer to the Amended 2022 Plan for more complete and detailed information about the terms and conditions of the Amended 2022 Plan.
Eligibility. Any individual who is an employee of us or any of our affiliates, or any person who provides services to us or our affiliates, including consultants and members of our board of directors, is eligible to receive awards under the Amended 2022 Plan at the discretion of the plan administrator.
Awards. The Amended 2022 Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates.

Authorized Shares. Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2022 Plan will not exceed 16,624,700 shares, which is the sum of: (i) 2,860,300 new shares, plus (ii) 13,764,400 shares initially reserved under the 2022 Plan. The aggregate maximum number of shares of our common stock that may be issued upon the exercise of ISOs will not exceed 41,293,200 shares.
The following shares previously issued pursuant to an award and initially deducted from the share reserve will be added back to the share reserve and again become available for issuance under the Amended 2022 Plan: any shares that are forfeited back to or repurchased by us because of a failure to meet a contingency or condition required for vesting; any shares that are reacquired by us to satisfy the exercise, strike or purchase price of an award; and any shares that are reacquired by us to satisfy a tax withholding obligation in connection with an award. The following actions do not result in an issuance of shares under the Amended 2022 Plan and accordingly do not reduce the number of shares subject to the share reserve and available for issuance under the Amended 2022 Plan: the expiration or termination of any portion of an award without the shares covered by such portion of the award having been issued; the settlement of any portion of an award in cash; the withholding of shares that would otherwise be issued by us to satisfy the exercise, strike or purchase price of an award; or the withholding of shares that would otherwise be issued by us to satisfy a tax withholding obligation in connection with an award.
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any non-employee director with respect to any period commencing on the date of our annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of our annual meeting of stockholders for the subsequent year (such period referred to herein as the “annual period”), including awards granted and cash fees paid to such non-employee director, will not exceed (i) $750,000 in total value; or (ii) if such non-employee director is first appointed or elected to our board of directors during such annual period, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes and excluding distributions from a deferred compensation program.
Plan Administration. Our board of directors, or a duly authorized committee thereof, administers the Amended 2022 Plan and is referred to as the “plan administrator” herein. Our board of directors may also delegate to one or more of our officers the authority to (i) designate employees (other than officers) to receive specified awards; and (ii) determine the number of shares subject to such awards. Under the Amended 2022 Plan, our board of directors has the authority to determine award recipients, grant dates, the numbers and types of awards to be granted, the applicable fair market value, and the provisions of each award, including the period of exercisability and the vesting schedule applicable to an award.
Under the Amended 2022 Plan, our board of directors also has the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders.
Stock Options. ISOs and NSOs may be granted under the Amended 2022 Plan pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended 2022 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. Options granted under the Amended 2022 Plan will vest at the rate specified in the stock option agreement as determined by the plan administrator.
The plan administrator determines the term of stock options granted under the Amended 2022 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with the Company or any of the Company’s affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws or the immediate sale of shares upon exercise would violate the Company’s insider trading policy. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with the Company or any of the Company’s affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of our common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash, check, bank draft or money order; (ii) a broker-assisted cashless exercise; (iii) the tender of shares of our common stock previously owned by the optionholder; (iv) a net exercise of the option if it is an NSO; or (v) other legal consideration approved by the plan administrator.
Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of shares of our common stock, a combination of cash and shares of our common stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award, to the extent determined by the plan administrator. Except as otherwise provided in the applicable award agreement or by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, services to us, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with the Company ends for any reason, the Company may receive any or all of the shares of our common stock held by the participant that have not vested as of the date the participant terminates service with the Company through a forfeiture condition or a repurchase right.
Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the Amended 2022 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of our common stock or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.
The plan administrator determines the term of stock appreciation rights granted under the Amended 2022 Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of its affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws or the immediate sale of shares upon exercise would violate the Company’s insider trading policy. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of its affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards. The Amended 2022 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.
Other Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the award (or cash equivalent) and all other terms and conditions of such awards.
Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the Amended 2022 Plan; (ii) the class of shares by which the share reserve may increase automatically each year; (iii) the class and maximum number of shares that may be issued on the exercise of ISOs; and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding awards.
Corporate Transactions. The following applies to awards under the Amended 2022 Plan in the event of a corporate transaction (as defined in the Amended 2022 Plan), unless otherwise provided in a participant’s award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.
In the event of a corporate transaction, any awards outstanding under the Amended 2022 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the award may be assigned to our successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such awards, then (i) with respect to any such awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the corporate transaction); and (ii) any such awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
In the event an award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such award may not exercise such award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of our common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.
Transferability. Unless the plan administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.
Clawback Policy. Awards granted under the Amended 2022 Plan will be subject to recoupment in accordance with the terms of the Grindr Inc. Incentive Compensation Recoupment Policy, any other Company clawback policy adopted from time to time, or any clawback provisions set forth in the applicable award agreement.
Plan Amendment or Termination. The board of directors has the authority to amend, suspend, or terminate the Amended 2022 Plan at any time to the extent such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require approval of the Company’s stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopts the Amended 2022 Plan. No stock awards may be granted under the Amended 2022 Plan while it is suspended or after it is terminated.
U.S. Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences to participants and us with respect to participation in the Amended 2022 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on such participant’s particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Amended 2022 Plan. The Amended 2022 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options. Generally, there is no taxation upon the grant of an NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options. The Amended 2022 Plan provides for the grant of ISOs. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit award will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock; or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Tax Consequences to the Company
Compensation of Covered Employees. Our ability to obtain a deduction for amounts paid under the Amended 2022 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits our ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.
Golden Parachute Payments. Our ability (or the ability of one of our subsidiaries) to obtain a deduction for future payments under the Amended 2022 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.
New Plan Benefits
The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the Amended 2022 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the Amended 2022 Plan, except as set forth below with respect to non-employee directors. As of June 24, 2024, we have approximately 140 employees, 50 consultants, and eight non-employee director nominees who would be eligible to receive grants under the Amended 2022 Plan. Awards granted under the Amended 2022 Plan to our non-employee directors are not subject to set benefits or amounts under the terms of the Amended 2022 Plan itself. However, our director compensation policy provides for certain equity award grants to our non-employee directors. For additional information regarding our current compensation program for non-employee directors, please see the section above entitled “Director Compensation.”

Plan Benefits Under 2022 Plan
The following table shows, for each of the individuals and the various groups indicated, the number of shares of our common stock subject to awards that have been granted (even if not currently outstanding) under the 2022 Plan since its approval by stockholders in November 2022 and through June 24, 2024.
Name and Position	Number of Shares
George Arison Chief Executive Officer and Director	3,997,898
Vandana Mehta-Krantz Chief Financial Officer	826,667
Austin “AJ” Balance Chief Product Officer	333,417
All current executive officers as a group	5,327,982
All current directors who are not executive officers as a group	171,391
Each associate of any executive officers or current directors	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	2,922,116
Proposed Resolutions
It is proposed that at the Annual Meeting the following resolution be adopted:
“RESOLVED, that the Grindr Inc. 2022 Equity Incentive Plan, as amended in restated, in the form attached as Appendix A to this proxy statement, dated June 25, 2024, relating to the 2024 Annual Meeting of Stockholders, be, and hereby is, approved.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE AMENDMENT AND RESTATEMENT OF THE 2022 EQUITY INCENTIVE PLAN

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. EY has served as our auditor since 2020 (inclusive of service as the independent registered public accounting firm for Legacy Grindr prior to the Business Combination). Representatives of EY are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholders’ ratification of the selection of EY as our independent registered public accounting firm. However, our audit committee is submitting the appointment of EY to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If our stockholders do not ratify the appointment of EY, our board of directors may reconsider the appointment. Even if the selection is ratified, our audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.
Change in Independent Registered Accounting Firm
As previously disclosed, on November 18, 2022, our board of directors approved the engagement of EY as our independent registered public accounting firm for the year ending December 31, 2022. EY previously served as the independent registered public accounting firm of Legacy Grindr prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), Tiga’s independent registered public accounting firm prior to the Business Combination, was informed on November 18, 2022 that it would be dismissed and replaced by EY as the Company’s independent registered public accounting firm. Our board of directors approved the decision to change our independent registered public accounting firm.
Withum’s report of independent registered public accounting firm dated March 22, 2022 on Tiga’s balance sheet as of December 31, 2021 and 2020, the related statements of operations, changes in shareholders’ deficit and cash flows for the year ended December 31, 2021 and for the period from July 27, 2020 (Tiga’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, except for an explanatory paragraph as to Tiga's ability to continue as a going concern, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the period from July 27, 2020 through December 31, 2021 and the subsequent interim period through November 18, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference thereto in its reports on Tiga’s financial statements for such periods.
During the period from July 27, 2020 through December 31, 2021 and the subsequent interim period through November 18, 2022, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management over financial reporting, which was remediated by Tiga during the six months ended June 30, 2022. During the period from July 27, 2020 through December 31, 2021 and the subsequent interim period through November 18, 2022, neither we, nor anyone on our behalf consulted with EY regarding (i) the application of accounting principles to a specified transaction (either completed or proposed); or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to the Company by EY that EY concluded was an important factor considered by us in reaching a decision as to such accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.
We previously provided Withum with a copy of the foregoing disclosures regarding the dismissal reproduced in this proxy statement and received a letter from Withum addressed to the SEC stating that it agreed with the above statements. Such letter from Withum was filed as Exhibit 16.1 to Amendment No. 2 to our Registration Statement on Form S-1 filed on February 9, 2023.

Principal Accounting Fees and Services
The following tables set forth the aggregate fees for professional audit services and other services rendered by for the years ended December 31, 2023 and 2022 (including Legacy Grindr, in the case of EY) and by Withum for the fiscal years ended December 31, 2023 and 2022, respectively.
EY
	Fiscal Year Ended
(in thousands)	2023	2022
Audit Fees(1)(2)	$2,751	$5,573
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$2,751	$5,573
(1)
Audit Fees in 2023 consisted of fees for audit services primarily related to the audit of the annual consolidated financial statements; the review of the quarterly consolidated financial statements; consents and assistance with and review of other documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board.

(2)
Audit Fees in 2022 consisted of fees for audit services primarily related to the audit of the annual consolidated financial statements; the reviews of the quarterly consolidated financial statements; the reviews of SEC Form S-4 in connection with the Business Combination; the reviews of SEC Forms S-1; consents and assistance with and review of other documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board.

Withum
	Fiscal Year Ended
(in thousands)	2023	2022
Audit Fees(1)	$—	$191
Audit-related Fees	—	—
Tax Fees	—	4
All Other Fees	—	—
Total Fees	$—	$195
(1)	Audit Fees for 2022 also include $10,920 of fees incurred in connection with providing consents after the consummation of the Business Combination.
Auditor Independence
In the year ended December 31, 2023, there were no other professional services provided by EY that would have required our audit committee to consider their compatibility with maintaining the independence of EY.
Audit Committee Pre-Approval Policies and Procedures
The audit committee is responsible for appointing, setting compensation, and overseeing the work of EY as our independent registered public accounting firm. The audit committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent registered public accounting firm.
On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the audit committee is requested. The audit committee reviews these requests and scope of services and through discussions with EY and management, advises management if the audit committee approves the engagement of EY. The audit committee authorizes its chair to pre-approve all non-audit services on behalf of the audit committee during periods between regularly scheduled meetings, subject to ratification by the audit committee. On a periodic basis, management or EY reports to the audit committee regarding the actual spending for such projects and services compared to the approved amounts. The services performed by EY may include audit services, audit-related services, tax services, and, in limited circumstances, other services.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF EY.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with our management. The audit committee has also reviewed and discussed with EY, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with EY the accounting firm’s independence.
Based on the foregoing, the audit committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC.
Members of the Audit Committee

Nathan Richardson, Chair
Gary I. Horowitz
Meghan Stabler
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Grindr Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS
The following table identifies certain information about our executive officers as of June 24, 2024. Our executive officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers.
Name	Age	Position
George Arison	46	Chief Executive Officer, Director
Vandana Mehta-Krantz	56	Chief Financial Officer
Austin “AJ” Balance	37	Chief Product Officer
Kye Chen	47	Chief Accounting Officer
Please see the description of Mr. Arison’s background under “Board of Directors” above.
Vandana Mehta-Krantz. Ms. Mehta-Krantz has served as our Chief Financial Officer since November 2022, and served as the Chief Financial Officer of Legacy Grindr from September 2022 to November 2022. Prior to joining Legacy Grindr, Ms. Mehta-Krantz was the Chief Financial Officer of Passport Labs, Inc., a transportation software and payments company, from August 2021 to August 2022. Ms. Mehta-Krantz served as the Chief Financial Officer of Masterclass (Yanka Industries, Inc.), an e-learning streaming platform, from December 2020 to September 2021. From September 2017 to September 2020, Ms. Mehta-Krantz was the Chief Financial Officer of Disney Streaming Services, a media company, during the preparation and successful launch of the highly anticipated Disney+ video streaming business. In that role, Ms. Mehta-Krantz was responsible for scaling the technology and business functions globally, implementing the systems and processes to handle the new business line, planning and forecasting subscriber counts and financial results by country, as well as developing and publishing the operating metrics to run the business. Ms. Mehta-Krantz was also the Chief Financial Officer and a board member for Bamtech Media, a media company, which launched ESPN+, from September 2017 to August 2020. Previously, Ms. Mehta-Krantz held three different divisional chief financial officer roles at Thomson Reuters, a media company, from 2007 to 2016, including the Chief Financial Officer of Reuters Media, the Chief Financial Officer of Institutional Equities, and the Chief Financial Officer of the Wealth Management division. Prior to 2007, Ms. Mehta-Krantz held positions at PricewaterhouseCoopers, Merrill Lynch, Morgan Stanley and Credit Suisse. Ms. Mehta-Krantz has been an independent director of Skillz Inc. from October 2020 through March 2023. She has also served as a non-executive member of the board of Bungalow Living, Inc. since October 2021. Ms. Mehta-Krantz qualified for the Chartered Accountancy designation in Canada in 1990 and the Chartered Financial Analyst designation in 1997. Ms. Mehta-Krantz received a bachelor’s degree in mathematics from the University of Waterloo in Canada.
Austin “AJ” Balance. Mr. Balance has served as our Chief Product Officer since November 2022 and served as the Chief Product Officer of Legacy Grindr from December 2021 to November 2022. Prior to joining Legacy Grindr, Mr. Balance was the lead product manager of the Driving Team at Uber Technologies, Inc., a transportation technology company that offers services through mobile applications and websites, where he worked from September 2016 to December 2019, and the co-Founder and Chief Executive Officer of Dispatcher, Inc., a logistics technology platform for long-haul truckers and freight shippers, from November 2013 to August 2016. Prior to that, Mr. Balance was a product manager at Gigwalk, a software solutions company, from 2011 to 2013 and an analyst in corporate strategy and business development at The Walt Disney Company, a multinational entertainment and media conglomerate, from 2009 to 2011. Mr. Balance received an MBA from the Stanford Graduate School of Business and a bachelor’s degree from Stanford University.
Kye Chen. Ms. Chen has served as our Chief Accounting Officer since March 2023. Prior to joining Grindr, Ms. Chen served as the Chief Accounting Officer of Glossier, Inc., an omnichannel beauty company, from September 2019 to March 2023. Prior to that, Ms. Chen held several leadership roles, including Vice President, Assistant Corporate Controller, at Time Inc., a leading multi-platform media and content company, from March 2008 to September 2019. She started her career at PricewaterhouseCoopers. Ms. Chen received her B.S. in accounting and finance at the NYU Stern School of Business and is a Certified Public Accountant.

EXECUTIVE COMPENSATION
For the year ended December 31, 2023, our named executive officers consisted of the following three executive officers:
•	George Arison, Chief Executive Officer and director;
•	Vandana Mehta-Krantz, Chief Financial Officer; and
•	Austin “AJ” Balance, Chief Product Officer.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2023 and 2022:
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Other(2)	Total
George Arison Chief Executive Officer	2023	$1,000,000	$2,146,000(3)	$2,350,073(4)	$22,500	$5,518,573
	2022	$212,991	$—	$44,051,000(5)	$10,000	$44,273,991
Vandana Mehta-Krantz Chief Financial Officer	2023	$505,000	$1,018,300(6)	$4,440,379(7)	$17,388	$5,981,067
	2022	$136,305	$—	$5,387,410(8)	$6,000	$5,529,715
Austin “AJ” Balance Chief Product Officer	2023	$377,917	$570,210(9)	$4,440,873(10)	$—	$5,389,000
	2022	$376,959	$25,000	$959,373	$—	$1,361,332
(1)
The amounts reported in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the grant date fair value of each RSU award granted (or deemed granted) during the fiscal year ended December 31, 2022 and 2023, computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in the notes to our audited consolidated financial statements included in Note 16 to the financial statements included in the 2023 Form 10-K.

(2)	The amounts reported consist of company 401(k) matching contributions.
(3)
The amount reported includes (a) a $1,300,000 annual cash bonus earned based on the achievement of Company performance goals, and (b) a $846,000 cash bonus paid to Mr. Arison in 2023 equal to the shortfall between the amount Mr. Arison was entitled to receive as his 2022 annual cash bonus from his previous employer and the amount actually paid by his previous employer (pro-rated based on the number of days Mr. Arison was employed with his previous employer during the calendar year 2022), which Mr. Arison was entitled to pursuant to his employment agreement with us. For further information on these bonuses, please refer to the sections titled “Narrative to Summary Compensation Table — Cash Bonuses” and “Employment Arrangements with Executive Officers — George Arison.”

(4)
The amount reported reflects the grant date fair value of 247,898 fully-vested RSUs that were granted to Mr. Arison on December 19, 2023 based on the achievement of certain key performance indicators established for Mr. Arison for 2023. For further information on this award, please refer to the section titled “Narrative to Summary Compensation Table — Equity Compensation — 2023 KPI Arrangement with Mr. Arison.” We treated the grant date of these RSUs as December 19, 2023, pursuant to FASB ASC Topic 718.

(5)
The amount reported includes (a) the grant date fair value of 375,000 RSUs that were granted to Mr. Arison by the Company on November 15, 2022, and (b) the performance RSU award arrangement approved for Mr. Arison on November 15, 2022. For further information on each, please refer to the section titled “Narrative to Summary Compensation Table — Equity Compensation.” We treated the grant date of Mr. Arison’s performance RSU award arrangement as November 15, 2022, pursuant to FASB ASC Topic 718, but no RSUs under the arrangement have been issued to Mr. Arison by the board of directors or any authorized committee or any other person. The amount reported for Mr. Arison’s performance RSU award arrangement reflects the grant date fair value of the arrangement based on the probable outcome of the performance conditions as determined on the deemed grant date. Assuming the highest level of achievement under the performance RSU arrangement, the grant date fair value of the performance RSU award arrangement would have been the higher amount of $50,000,000.

(6)
The amount reported includes (a) a $393,300 cash bonus earned based on the achievement of certain Company performance goals, (b) a $400,000 special cash bonus in recognition of exceptional performance by Ms. Mehta-Krantz in 2023, and (c) a $250,000 sign-on bonus Ms. Mehta-Krantz earned in 2023 pursuant to the terms of her employment agreement with us. Half of the $225,000 sign-on bonus was paid in 2022 and had previously been reported as bonus income for Ms. Mehta-Krantz for the 2022 fiscal year. Such amount is now reported as part of Ms. Mehta-Krantz’s 2023 bonus income because Ms. Mehta-Krantz would have been required to return such amount if she voluntarily resigned for Good Reason or was terminated for Cause (as those terms are defined in her employment agreement) before September 2023, which was the first anniversary of her start date. The total amount of Ms. Mehta-Krantz’s bonus payment was, therefore, earned in 2023 on the first anniversary of her start date, once she could no longer be required to return any amount of her sign-on bonus to us. For further information on these bonuses, please refer to the sections titled “Narrative to Summary Compensation Table — Cash Bonuses” and “Employment Arrangements with Named Executive Officers — Vandana Mehta-Krantz.”

(7)
The amount reported includes (a) the grant date fair value of 340,667 RSUs that were granted to Ms. Mehta-Krantz by the Company on November 29, 2023 in recognition of the exceptional performance by Ms. Mehta-Krantz in 2023, and (b) the incremental increase of $2,140,877 in the fair value of the performance RSU award arrangement previously approved for Ms. Mehta-Krantz in 2022 as a result of certain modifications to such award made on November 29, 2023. For further information on each, please refer to the section titled “Narrative to Summary Compensation Table — Equity Compensation.” No RSUs under the performance RSU arrangement have been issued to Ms. Mehta-Krantz by the board of directors or any authorized committee or any other person. The sum of the amounts reported for Ms. Mehta-Krantz’s performance RSU award arrangement for the 2022 and 2023 fiscal years reflects the aggregate amended grant date fair value of the arrangement based on the probable outcome of the performance conditions as determined on the modified deemed grant date of November 29, 2023. Assuming the highest level of achievement under the performance RSU arrangement, the grant date fair value of the performance RSU award arrangement would have been the higher amount of $4,899,999.
(8)
The amount reported includes (a) the grant date fair value of 486,000 RSUs that were granted to Ms. Mehta-Krantz by the Company on November 15, 2022, and (b) the performance RSU award arrangement approved for Ms. Mehta-Krantz on November 15, 2022, performance RSU was amended on November 29,2023. For further information on each, please refer to the section titled “Narrative to Summary Compensation Table — Equity Compensation.” No RSUs under the arrangement have been issued to Ms. Mehta-Krantz by the board of directors or any authorized committee or any other person. The amount reported for Ms. Mehta-Krantz’s performance RSU award arrangement for the 2022 fiscal year reflects the grant date fair value of the arrangement based on the probable outcome of the performance conditions as determined on the original deemed grant date of November 15, 2022.

(9)
The amount reported includes (a) a $270,210 cash bonus based on the achievement of Company performance goals, and (b) a $300,000 special cash bonus, in recognition of exceptional performance by Mr. Balance in 2023. For further information on these bonuses, please refer to the section titled “Narrative to Summary Compensation Table — Cash Bonuses.”

(10)
The amount reported includes (a) the grant date fair value of 333,417 RSUs that were granted to Mr. Balance by the Company on November 29, 2023 in recognition of exceptional performance by Mr. Balance in 2023, and (b) the performance RSU award arrangement approved for Mr. Balance on November 29, 2023. For further information on each, please refer to the section titled “Narrative to Summary Compensation Table — Equity Compensation.” We treated the grant date of Mr. Balance’s performance RSU award arrangement as November 29, 2023, pursuant to FASB ASC Topic 718, but no RSUs under the arrangement have been issued to Mr. Balance by the board of directors or any authorized committee or any other person. The amount reported for Mr. Balance’s performance RSU award arrangement reflects the grant date fair value of the arrangement based on the probable outcome of the performance conditions as determined on the deemed grant date. Assuming the highest level of achievement under the performance RSU arrangement, the grant date fair value of the performance RSU award arrangement would have been the higher amount of $4,100,000.

Narrative to Summary Compensation Table
Base Salaries
In 2023 and 2022, as applicable, the named executive officers received annual base salaries to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
In 2022 the annual base salaries of Mr. Arison and Ms. Mehta-Krantz were $1,000,000 and $505,000, respectively, and remained unchanged in 2023. On November 29, 2023, the compensation committee increased Mr. Balance’s annual base salary from $375,000 to $410,000, effective December 1, 2023.
Cash Bonuses
In 2022 we did not have a formal arrangement with our named executive officers providing for annual cash bonus awards.
2023 Annual Cash Bonuses
In December 2023, the compensation committee approved the formulaic structure for bonus determinations for Mr. Arison’s cash bonus for 2023. In accordance with this structure, Mr. Arison’s annual cash bonus payment for 2023 was determined based on achievement of weighted metrics with respect to two corporate goals: 2023 EBITDA margin of at least 40% and year-over-year revenue growth of at least 25%. Upon achievement of these corporate goals, the bonus amount for Mr. Arison was adjusted based on the percentage of year-over-year revenue growth.
In May 2023, the compensation committee approved a formulaic structure for bonus determinations for our named executive officers, except Mr. Arison, with respect to 2023. In accordance with this structure:
•
Annual cash bonus payments for our named executive officers for 2023 were determined based on achievement of weighted metrics with respect to two corporate goals: 2023 EBITDA margin of at least 40% and year-over-year revenue growth of at least 25%. Upon achievement of these corporate goals, the percentage of a named executive officer’s target bonus opportunity was adjusted based on the level of year-over-year revenue growth.

•
In addition to achievement of these corporate goals, annual cash bonus payouts for each named executive officer for 2023 were subject to a performance adjustment (either up or down) based on a named executive officer’s respective individual contribution to the achievement of the corporate performance outcomes.

Mr. Arison’s target bonus opportunity for 2023 was equal to $1,000,000, as set forth in his employment agreement. The target bonus opportunity for Ms. Mehta-Krantz was equal to 60% of her annual base salary for 2023, as set forth in her employment agreement. Mr. Balance’s target bonus opportunity for 2023 was equal to 55% of his annual base salary, prorated to reflect the increase to his base salary effective in December 2023.

In March 2024, the compensation committee determined the achievement of the applicable corporate performance goals established with respect to the 2023 bonus framework for our named executive officers. Based thereon, Mr. Arison, Ms. Mehta-Krantz, and Mr. Balance received a cash bonus in the amount of $1,300,000, $393,300 and $270,210, respectively. The compensation committee decided not to adjust the named executive officers’ bonuses for 2023 based on their individual performance.
2023 Special Bonus to Ms. Mehta-Krantz and Mr. Balance
On November 29, 2023, the compensation committee approved a special cash bonus in the amount of $400,000 and $300,000 to Ms. Mehta-Krantz and Mr. Balance, respectively, for their exceptional performance in fiscal year 2023. The special bonus was paid, less applicable tax withholding to Ms. Mehta-Krantz and Mr. Balance in March 2024.
Equity Compensation
Our equity-based incentive awards are designed to align our interests and those of our equityholders with those of our employees and consultants, including our named executive officers. The board of directors or an authorized committee thereof is responsible for approving equity grants.
We currently maintain the 2022 Plan (as defined above) for purposes of granting equity-based incentive awards to our employees and consultants, including our named executive officers.
2023 KPI Arrangement with Mr. Arison
In December 2023, the compensation committee determined the applicable key performance indicators (“KPIs”) for 2023 with respect to Mr. Arison’s KPI arrangement as described in “—Employment Arrangements with Named Executive Officers” below, under which for the Company’s 2023 fiscal year, Mr. Arison was eligible to receive fully vested RSUs with a target value ranging from $1,500,000 to $3,000,000 based on the achievement of such KPIs. In March 2024, the compensation committee determined the achievement of the applicable KPIs established for 2023 with respect to Mr. Arison’s KPI arrangement and based thereon granted him 247,898 fully vested RSUs, which is equal to the target value of the RSUs achieved divided by the average per-share volume-weighted average price of a share of our common stock (the “Average VWAP”) for the 90 trading days preceding the grant date of the RSUs, rounded down to the nearest whole RSU.
RSU Awards to Ms. Mehta-Krantz and Mr. Balance
Based on its review of the performance of Ms. Mehta-Krantz and Mr. Balance since the closing of the Business Combination, and to provide incentives that the compensation committee believes are appropriate to retain them over the long term and incentivize them to maximize stockholder value and achieve the Company’s corporate objectives, on November 29, 2023, the compensation committee granted Ms. Mehta-Krantz and Mr. Balance under the 2022 Plan an award of RSUs with respect to 340,667 shares of the Company’s common stock and 333,417 shares of the Company’s common stock, respectively. The RSU award granted to Ms. Mehta-Krantz will vest over approximately a four-year period, with 20% vesting on December 1, 2023, and the remaining amount vesting in substantially equal annual installments over the next four years, subject to Ms. Mehta-Krantz’s continued service to us through each applicable vesting date. The RSU award granted to Mr. Balance will vest over approximately a five-year period, with 10% vesting on the first anniversary of December 1, 2023, and the remaining amount vesting in substantially equal annual installments over the next four years. Each of the RSU awards will fully accelerate vesting upon a termination of the applicable named executive officer’s employment by the Company without cause or the named executive officer’s resignation of employment with the Company for good reason, in either case, within 12 months following a change in control of the Company.
Modification of Ms. Mehta-Krantz’s Performance RSU Arrangement
On November 29, 2023, the compensation committee amended Ms. Mehta-Krantz’s employment agreement with the Company, dated August 26, 2022 (as amended, the “Mehta-Krantz Employment Agreement”), which provided for the grant of RSUs upon achievement of certain market capitalization thresholds (the “Prior Performance RSU Arrangement”). The amendment to the Mehta-Krantz Employment Agreement replaces and supersedes the Prior Performance RSU Arrangement in its entirety with a new performance RSU arrangement (the “Amended Performance RSU Arrangement”), under which in the event the Company’s average market capitalization exceeds

$2.1 billion (the “First CFO Threshold”), $2.8 billion (the “Second CFO Threshold”) or $3.5 billion (the “Third CFO Threshold” and collectively the “CFO Thresholds”), then for each of the CFO Thresholds exceeded, Ms. Mehta-Krantz will be granted a number of RSUs equal to $1,633,333 (for the First CFO Threshold), $1,633,333 (for the Second CFO Threshold), and $1,633,334 (for the Third CFO Threshold), divided by the Average VWAP for the 90 trading days preceding the date the applicable CFO Threshold was exceeded, rounded down to the nearest RSU, with any such RSUs to be fully vested on grant, in each case subject to Ms. Mehta-Krantz’s continued employment in good standing through the grant date. In the event of a change in control (as defined in the 2022 Plan) of the Company, if the aggregate consideration payable in connection with the change in control for the number of fully diluted shares of the Company’s common stock exceeds the First CFO Threshold, the Second CFO Threshold or the Third CFO Threshold, then immediately prior to, and contingent upon, consummation of the change in control, Ms. Mehta-Krantz will be granted a certain number of fully vested RSUs for each of the CFO Thresholds exceeded that have not otherwise been previously exceeded, subject to Ms. Mehta-Krantz’s continuous service to the Company through immediately prior to the consummation of such change in control.
Performance RSU Arrangement with Mr. Balance
On November 29, 2023, the compensation committee approved a new performance RSU arrangement with Mr. Balance, under which in the event the Company’s average market capitalization exceeds $2.1 billion (the “First CPO Threshold”), $2.8 billion (the “Second CPO Threshold”) or $3.5 billion (the “Third CPO Threshold” and collectively the “CPO Threshold”), then for each of the CPO Threshold exceeded, Mr. Balance will be granted a number of RSUs equal to $1,366,666 (for the First CPO Threshold), $1,366,667 (for the Second CPO Threshold), and $1,366,667 (for the CPO Threshold), divided by the Average VWAP for the 90 trading days preceding the date the applicable CPO Threshold was exceeded, rounded down to the nearest RSU, with any such RSUs to be fully vested on grant, in each case subject to Mr. Balance continued employment through the grant date. In the event of a change in control (as defined in the 2022 Plan) of the Company, if the aggregate consideration payable in connection with the change in control for the number of fully diluted shares of the Company’s common stock exceeds the First CPO Threshold, the Second CPO Threshold or the Third CPO Threshold, then immediately before, and contingent upon, the consummation of the change in control, Mr. Balance will be granted a certain number of fully vested RSUs for each of the CPO Threshold exceeded that have not otherwise been previously exceeded, subject to Mr. Balance’s continuous service to the Company through immediately prior to the consummation of such change in control.
Other Elements of Compensation
Retirement Plans
In 2023 and 2022, as applicable the named executive officers participated in a 401(k) retirement savings plan maintained by us. The Internal Revenue Code of 1986, as amended (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. In 2023 and 2022, contributions made by participants, including the named executive officers, in the 401(k) plan were matched by the Company up to a specified percentage of the employee contribution. These matching contributions generally vest on the date on which the contribution is made. Our named executive officers continue to be eligible to participate in the 401(k) plan on the same terms as other full-time employees.
Employee Benefits
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death insurance, and dismemberment insurance; and disability insurance. Grindr does not maintain any executive-specific benefit or executive perquisite programs.

Outstanding Equity Awards as of December 31, 2023
The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2023:
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
George Arison	11/15/2022	—	—	—	—	3,000,000(2)	26,340,000	—	—
	11/25/2022	—	—	—	—	—	—	1,263,727(3)	11,095,523
Vandana Mehta-Krantz	11/15/2022	—	—	—	—	272,534(4)	2,392,840	—	—
	11/29/2023	—	—	—	—	388,800(5)	3,413,664	—	—
	11/29/2023	—	—	—	—	—	—	661,333(6)	5,806,504
Austin “AJ” Balance	12/3/2021	210,441(7)	210,441(7)	$4.20	12/7/2028	—	—	—	—
	11/29/2023	—	—	—	—	333,417(8)	2,927,401	—	—
	11/29/2023	—	—	—	—	—	—	249,466(9)	2,190,308
(1)	The dollar amount equals the number of shares subject to the applicable award times $8.78, the closing price of a share of common stock at the end of the last completed fiscal year.
(2)
Represents remaining unvested time-based RSUs that vest over a four-year period that vest in equal semi-annual installments on April 14 and October 14 of each year, provided that Mr. Arison remains in continuous service with us through each vesting date.

(3)
Represents performance awards granted to Mr. Arison. For further information on these performance awards, please refer to the section titled “Employment Arrangements with Executive Officers — George Arison.”

(4)
Represents remaining unvested RSUs that vest in equal installments over a four-year period on December 1 of each year, provided that Ms. Mehta-Krantz remains in continuous service with us through each vesting date.

(5)
Represents remaining unvested RSUs that vest over a four-year period, in equal annual installments on September 26 of each year, provided that Ms. Mehta-Krantz remains in continuous service with us through each vesting date.

(6)
Represents performance awards granted to Ms. Mehta-Krantz. For further information on these performance awards, please refer to the section titled “Narrative to Summary Compensation Table — Equity Compensation — Modification of Ms. Mehta-Krantz’s Performance RSU Arrangement.”

(7)
The option award was granted with a per share exercise price equal to the fair market value of one share of Legacy Grindr’s Series X Ordinary Units on the date of grant, as determined in good faith by Legacy Grindr’s board of managers, and vests as to 25% of the Legacy Grindr Series X Ordinary Units subject thereto on the first anniversary of the vesting commencement date, and 6.25% of the Legacy Grindr Series X Ordinary Units subject thereto will vest each quarter thereafter, subject to Mr. Balance’s continued service to us through each vesting date. The exercise price and number of Legacy Grindr’s Series X Ordinary Units subject to Mr. Balance’s option, reflect the actual exercise price and number of units, respectively, as of December 31, 2022. At the closing of the Business Combination, the option award was converted into an option covering our common stock with adjustments to the number of shares and exercise price based on the applicable exchange ratio specified in the Merger Agreement to reflect the Business Combination.

(8)
Represents remaining unvested restricted stock units that vest over approximately a five-year period, with 10% vesting on the December 1, 2024, and the remaining amount vesting in substantially equal annual installments over the next four years, provided that Mr. Balance remains in continuous service with us through each vesting date.

(9)
Represents performance awards granted to Mr. Balance. For further information on these performance awards, please refer to the section titled “Narrative to Summary Compensation Table — Equity Compensation — Performance RSU Arrangement with Mr. Balance.”

Employment Arrangements with Named Executive Officers
We have entered into employment arrangements with Mr. Arison, Ms. Mehta-Krantz, and Mr. Balance, the terms of which are described below.
George Arison
Arison Employment Agreement
Effective as of September 12, 2022, we entered into an employment agreement with George Arison (the “Arison Employment Agreement”). Under the terms of the Arison Employment Agreement, Mr. Arison has held the position of Chief Executive Officer and Executive Director of the Company since October 19, 2022 (the “Arison Start Date”)

and receives an initial annual base salary of $1 million per year, subject to annual review and increase, but not decrease (unless pursuant to a salary reduction program applicable generally to our other C-level employees of no greater than 10% reduction), by the board of directors in its sole discretion. In addition to his annual base salary, Mr. Arison is eligible to receive an annual bonus with a target amount equal to $1 million, based on the achievement of performance objectives and goals established by the Company in consultation with Mr. Arison.
Pursuant to the terms of the Arison Employment Agreement and subject to the approval of the board of directors, Mr. Arison received or remains eligible to receive certain incentive and equity-based awards, which such awards are or will be, as applicable, subject to the terms of the 2022 Plan. Such awards are comprised of (i) 3,750,000 RSUs, subject to a five-year vesting schedule, with one-fifth of the total number of RSUs vesting on the first anniversary of the Arison Start Date, and the remainder vesting in eight equal six-month installments thereafter (the “Arison Time-Based Award”); (ii) in the event our average market capitalization over any 90-day period exceeds $5 billion (the “First CEO Threshold”), a fully vested RSU award representing the right to receive a number of shares of common stock determined by dividing $20 million by the Average VWAP for the 90-trading day period preceding achievement of the First CEO Threshold; (iii) in the event our average market capitalization over any 90-day period exceeds $10 billion (the “Second CEO Threshold”), a fully vested RSU award representing the right to receive a number of shares of common stock determined by dividing $30 million by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the Second CEO Threshold; and (iv) fully-vested RSUs cash or a combination, ranging in value from $1.5 million to $3 million, based upon the achievement of annual KPIs as established by the Company and Mr. Arison at the start of each calendar year. The Arison Time-Based Awards shall accelerate and vest in full on a termination of Mr. Arison’s employment by the Company without “Cause” (as defined below) or if Mr. Arison terminates his employment for “Good Reason” (as defined below), in either case, at any time within 12 months following a change in control. The Arison Time-Based Award was granted to Mr. Arison on November 15, 2022.
If Mr. Arison’s previous employer does not pay him his 2022 annual cash bonus (the “Previous Employer Bonus”), the Arison Employment Agreement provides that he will be eligible to receive a make-whole bonus from the Company equal to the shortfall, if any, between the Previous Employer Bonus and the target annual bonus (pro-rated based on the number of days Mr. Arison was employed with his previous employer during the calendar year 2022), which such pro-rated target annual bonus shall not exceed $1.2 million. The make-whole payment in the amount of $846,000 was paid in 2023.
Either the Company or Mr. Arison may terminate Mr. Arison’s employment at any time, with or without cause or advance notice. If Mr. Arison’s employment is terminated by us without Cause, or Mr. Arison terminates his employment for Good Reason, he will be entitled to receive (i) all of his accrued and unpaid wages earned through his last day of employment, any unreimbursed business expenses, the value of any accrued and unused vacation days, and any other amounts required by local law or the express terms of any employee benefit plan to be paid to him; (ii) a lump sum cash payment equal to the sum of (A) his annual base salary in effect as of his last day of employment, (B) his annual target bonus in effect as of the effective date of the Arison Employment Agreement and (iii) a payment in the form of cash or fully vested shares of common stock equal to: (A) 100% of the “Annual Shift Value” (as defined below) if Mr. Arison’s employment is terminated prior to the first anniversary of the Arison Start Date, and (B) 75% of the Annual Shift Value if Mr. Arison’s employment is terminated prior to the second anniversary of the Arison Start Date. Mr. Arison’s severance benefits (items (i) and (ii) in the immediately preceding sentence) are conditioned on his execution and nonrevocation of a separation agreement and general release of claims in favor of the Company.
For the purposes of the Arison Employment Agreement, the following definitions apply:
“Annual Shift Value” generally means 800,000 multiplied by (x) the lesser of (a) the acquisition price per share of Mr. Arison’s Shift Technologies, Inc. (“Shift”) Class A common stock in the event that a “Change of Control,” within the meaning of Shift’s 2020 Omnibus Equity Compensation Plan (a “Transaction”), is publicly announced prior to on or prior to the last day of Mr. Arison’s employment with us, inclusive of any contingent or illiquid consideration to be received in respect of such shares, and (b) $5.00, as applicable; or (y) if a Transaction has not been publicly announced on or prior to the last day of Mr. Arison’s employment with us, the lesser of (a) the average volume-weighted average price of his Shift Class A common stock for the 30 trading days preceding the last day of his employment with us, and (b) $5.00, as applicable.

“Cause” generally means any one or more of the following: (a) the plea of guilty or nolo contendere to, or conviction for, a felony offense by Mr. Arison, except (i) after indictment, the Company may suspend Mr. Arison from the rendition of services, but without limiting or modifying in any other way the Company’s obligations under the Arison Employment Agreement, and (ii) Mr. Arison’s employment shall be immediately reinstated if the indictment is dismissed or otherwise dropped and there is not otherwise grounds to terminate his employment for Cause; (b) a material breach by Mr. Arison of a fiduciary duty owed to the Company; (c) a material breach by Mr. Arison of certain covenants made by him in the Arison Employment Agreement or of his confidentiality agreement; (d) Mr. Arison’s continued willful failure to perform or gross neglect of the material duties required by the Arison Employment Agreement (other than any such failure resulting from incapacity due to physical or mental illness); or (e) a knowing and material violation by Mr. Arison of any material Company policy pertaining to ethics, wrongdoing or conflicts of interest, which policy had been provided to Mr. Arison in writing or otherwise made generally available prior to such violation, except in the case of conduct described in clauses (b), (c), (d) or (e) above, “Cause” shall only apply to conduct occurring after the date of the Arison Employment Agreement and, if such conduct is capable of being cured, Mr. Arison shall have a period of no less than twenty (20) days after he is provided with written notice (specifying in reasonable detail the acts or omissions believed to constitute Cause and the steps necessary to remedy such condition, if curable) in which to cure, which such notice specifically identifies the breach or the violation that the Company believes constitutes Cause.
“Good Reason” generally means any of the following actions are taken by the Company without Mr. Arison’s prior written consent: (a) a material reduction in Mr. Arison’s base salary (unless pursuant to a salary reduction program applicable generally to the Company’s other C-level employees of no greater than 10% reduction); (b) a material diminution in Mr. Arison’s job duties, responsibilities, authorities or title, including, but not limited to, him not being the Chief Executive Officer of the Company (or ultimate parent company of the entity succeeding to the Company’s business following a change in control), the appointment of a co-Chief Executive Officer of the Company, Mr. Arison becoming the chief executive officer of a division or subsidiary instead of the Chief Executive Officer of the Company, or Mr. Arison no longer reporting directly to the board of directors of the Company; (c) the requirement that Mr. Arison regularly work from a primary physical work location other than his home office; (d) the failure of the Company’s board of directors to nominate Mr. Arison for election or reelection as a director of the Company; (e) a material breach by the Company of the Arison Employment Agreement; or (f) the Company’s failure to grant Mr. Arison any of the incentive awards contemplated by the Arison Employment Agreement. In order to resign for Good Reason, Mr. Arison must provide written notice to the disinterested members of the Company’s board of directors within 60 days after the first occurrence of the event giving rise to Good Reason setting forth the basis for his resignation, allow the Company at least 60 days from receipt of such written notice to cure such event, if curable, and if such event is not reasonably cured within such period, he must resign not later than 60 days after the expiration of the cure period.
The Arison Employment Agreement provides that if any payment or distribution thereunder would constitute an “excess parachute payment” within the meaning of Section 280G of the Code, then any such payments will be reduced if such reduction will provide Mr. Arison with a greater net after-tax benefit than would no reduction.
Vandana Mehta-Krantz
Mehta-Krantz Employment Agreement
Under the terms of the Mehta-Krantz Employment Agreement, Ms. Mehta-Krantz has held the position of Chief Financial Officer of the Company since September 26, 2022 (the “Krantz Start Date”), and receives an annual base salary of $505,000 per year, subject to annual review and increase, but not decrease (unless pursuant to a salary reduction program applicable generally to the Company’s other C-level employees of no greater than 10% reduction). Ms. Mehta-Krantz is also eligible to receive an annual bonus with a target amount equal to 60% of Ms. Mehta-Krantz’s annual base salary, based upon the level of achievement of performance objectives and goals established annually by the Company’s board of directors or the compensation committee thereof. In addition, the Mehta-Krantz Employment Agreement entitles Ms. Mehta-Krantz to receive a one-time signing bonus of $225,000, 50% of which is payable within 30 days of the Mehta-Krantz Start Date and the remaining 50% of which is payable on the first regularly scheduled payroll occurring six months after Mehta-Krantz Start Date. To earn the signing bonus, Ms. Mehta-Krantz was required to remain employed by the Company through the first anniversary of the Mehta-Krantz Start Date, unless her employment was terminated without “Cause” by the Company or she resigns for “Good Reason” (each as defined below).

Pursuant to the terms of the Mehta-Krantz Employment Agreement and subject to the approval of the Company’s board, Ms. Mehta-Krantz received or remains eligible to receive certain equity-based awards, which such awards are or will be, as applicable, subject to the terms of the 2022 Plan. Such awards are comprised of (i) 486,000 RSUs, vesting over five years in equal installments on each anniversary of the Mehta-Krantz Start Date, subject to her continued employment in good standing through each such vesting date (the “Krantz Time-Based Award”); (ii) the Amended Performance RSU Arrangement, as described above under the section titled “Equity Compensation.”
The Mehta-Krantz Time-Based Award shall accelerate and vest in full on a termination of Ms. Mehta-Krantz’s employment by the Company without “Cause” (as defined below) or if Ms. Mehta-Krantz terminates her employment for “Good Reason”, in either case, at any time within 12 months following a change in control.
Either the Company or Ms. Mehta-Krantz may terminate Ms. Mehta-Krantz’s employment at any time, with or without Cause or advance notice. If Ms. Mehta-Krantz’s employment is terminated by us without Cause, or Ms. Mehta-Krantz terminates her employment for Good Reason, she will be entitled to receive (i) all of her accrued and unpaid wages earned through the last day of her employment, any unreimbursed business expenses, the value of any accrued and unused vacation days, any annual bonus earned but unpaid with respect to the fiscal year ending on or preceding the date of termination and any other amounts required by local law or the express terms of any employee benefit plan to be paid to her; (ii) a lump-sum cash payment, equal to the greater of (A) 12 months of Ms. Mehta-Krantz’s annual base salary in effect as of the date of her termination, or (B) the amount of severance payment pursuant to the then-applicable company-wide severance policy as may be adopted by the Company from time to time; (iii) a prorated portion of her annual bonus for the fiscal year in which her termination occurs based on actual results for such year, payable at the same time bonuses for such year are paid to other senior executives of the Company; and (iv) continued participation in our group health plan for her and her eligible dependents for 12 months at our expense. Ms. Mehta-Krantz’s severance benefits (items (ii), (iii), and (iv) of the immediately preceding sentence) are conditioned on her execution and nonrevocation of a separation agreement and general release of claims in favor of the Company.
For the purposes of the Mehta-Krantz Employment Agreement, the following definitions apply:
“Cause” generally means any of the following: (a) the plea of guilty or nolo contendere to, or conviction for a crime involving dishonesty, intentional misconduct, or breach of trust; (b) gross negligence in the performance of Ms. Mehta-Krantz’s duties; (c) a material breach by Ms. Mehta-Krantz of a fiduciary duty owed to the Company; (d) a material breach of any written agreement between Ms. Mehta-Krantz and the Company; or (e) a knowing and material violation by Ms. Mehta-Krantz of any material Company policy pertaining to ethics, wrongdoing or conflicts of interest, which policy had been provided to Ms. Mehta-Krantz in writing or otherwise made generally available prior to such violation, except in the case of conduct described in clauses (b), (c), (d) or (e) “Cause” shall only apply to conduct occurring after the date hereof and, if such conduct is capable of being cured, Ms. Mehta-Krantz shall have a period of no less than twenty (20) days after she is provided with written notice (specifying in reasonable detail the acts or omissions believed to constitute Cause and the steps necessary to remedy such condition, if curable) in which to cure, which such notice specifically identifies the breach or the violation that the Company believes constitutes Cause.
“Good Reason” generally means any of the following actions are taken by the Company without Ms. Mehta-Krantz’s prior written consent: (a) a material reduction in Ms. Mehta-Krantz’s base salary (unless pursuant to a salary reduction program applicable generally to the Company’s other C-level employees of no greater than 10% reduction); (b) a material diminution in Ms. Mehta-Krantz’s job duties, responsibilities, authorities or title, including, but not limited to, her not being the Chief Financial Officer of the Company (or ultimate parent company of the entity succeeding to the Company’s business following a change in control); or (c) the Company requires Ms. Mehta-Krantz to relocate from her current residence in Scarsdale, New York. In order to resign for Good Reason, Ms. Mehta-Krantz must provide written notice to our board of directors within sixty (60) days after the first occurrence of the event giving rise to Good Reason setting forth the basis for her resignation, allow the Company at least thirty (30) days from receipt of such written notice to cure such event, if curable, and if such event is not reasonably cured within such period, Ms. Mehta-Krantz must resign no later than sixty (60) days after the expiration of the cure period.
KPI Arrangement with Ms. Mehta-Krantz
On November 29, 2023, the compensation committee approved a KPI arrangement with Ms. Mehta-Krantz, under which for each fiscal year of the Company, commencing with the Company’s 2024 fiscal year, Ms. Mehta-

Krantz will be eligible to receive an award of fully vested RSUs with a value ranging from $550,000 to $730,000 (such amount within that range as determined by the board (or a committee thereof) in its or their sole and absolute discretion) if certain KPIs for the applicable fiscal year, which will be agreed upon in writing by the board (or committee thereof) and Ms. Mehta-Krantz as soon as practicable after the start of each calendar year, but no later than the end of the first quarter of such year, or in the absence of written agreement, determined by the board in its sole discretion, have been satisfied, as determined by the board (or a committee thereof) in its sole discretion, subject to Ms. Mehta-Krantz’s continuous service to the Company through the grant date of such award. The number of RSUs granted with respect to each such award will be equal to the target RSU value earned for the applicable fiscal year divided by the Average VWAP for the 90 trading days preceding the grant date.
Austin “AJ” Balance
Balance Employment Arrangement
In November 2021, we entered into an offer letter with Mr. Balance, (the “Balance Offer Letter”), which governs the current terms of his employment as our Chief Product Officer. Mr. Balance’s employment is at will and may be terminated at any time, with or without cause. The Balance Offer Letter provides for an annual base salary of $375,000 per year and eligibility to participate in Grindr’s benefit programs. The Balance Offer Letter also provides for a $25,000 sign-on bonus, which was paid in 2022. Effective December 1, 2023, Mr. Balance’s annual base salary was increased to $410,000 per year.
Mr. Balance is also eligible to receive an annual bonus with a target amount equal to 55% of Mr. Balance’s annual base salary, based upon the level of achievement of performance objectives and goals established annually by the Company’s board of directors or the compensation committee thereof. In 2023, and any other fiscal year where Mr. Balance’s annual base salary is increased or decreased, his annual target bonus opportunity will be prorated to reflect the increase or decrease in his annual base salary.
KPI Arrangement with Mr. Balance
On November 29, 2023, the compensation committee approved a KPI arrangement with Mr. Balance, under which for each fiscal year of the Company, commencing with the Company’s 2024 fiscal year, Mr. Balance will be eligible to receive an award of fully vested RSUs with a value ranging from $125,000 to $165,000 for fiscal year 2024 and from $350,000 to $465,000 for fiscal year 2025 and subsequent fiscal years (such amount within the applicable range as determined by the board (or a committee thereof) in its or their sole and absolute discretion) if certain KPIs for the applicable fiscal year, which will be agreed upon in writing by the board (or committee thereof) and Mr. Balance as soon as practicable after the start of each calendar year, but no later than the end of the first quarter of such year, or in the absence of written agreement, determined by the Board in its sole discretion, have been satisfied, as determined by the board (or a committee thereof) in its sole discretion, subject to Mr. Balance’s continuous service to the Company through the grant date of such award. The number of RSUs granted with respect to each award will be equal to the target RSU value earned for the applicable fiscal year divided by the Average VWAP for the 90 trading days preceding the grant date.
Executive Compensation
Our policies with respect to the compensation of our executive officers are administered by the board of directors in consultation with the compensation committee. The compensation policies we follow are designed to provide for compensation that is sufficient to attract, motivate and retain executives and to establish an appropriate relationship between executive compensation and the creation of shareholder value. In addition to the guidance provided by the compensation committee, the board of directors may utilize the services of third parties from time to time in connection with the recruiting, hiring and determination of compensation awarded to executive employees.
Incentive Compensation Recoupment Policy
In November 2023, the compensation committee adopted our Incentive Compensation Recoupment Policy, designed to comply with Rule 10D-1 of the Exchange Act and NYSE listing standards. The policy provides that, in the event we are required to prepare an accounting restatement, we will be required to recover incentive-based compensation received by any current or former executive officer based wholly or in part upon the attainment of a financial reporting measure that was erroneously awarded during the period of time specified in the policy.

Hedging Policy
Pursuant to our Insider Trading Policy, which applies to all directors, officers and other employees of our Company, hedging transactions, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities are discouraged. Our Insider Trading Policy requires that any hedging or similar arrangement proposed by any director, officer or other employee must be pre-cleared in advance by the Company’s Head of Legal Department or such officer’s designee. Our Insider Trading Policy also prohibits directors, officers and employees from trading in derivative securities related to our common stock, which include publicly-traded call and put options, (other than warrants issued by us) unless such person has obtained pre-clearance from our Head of Legal Department or such officer’s designee. In addition, all directors, executive officers and other specified employees are prohibited from holding Company securities in a margin account or otherwise pledging our securities as collateral for a loan, unless such person has obtained pre-clearance from our Head of Legal Department or such officer’s designee.
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2023. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(1)	7,716,122(2)	$4.71(3)	7,077,834
Equity compensation plans not approved by stockholders(4)	—	—	—
Total	7,716,122(2)	$4.71(3)	7,077,834
(1)
Includes the Grindr Inc. 2022 Equity Incentive Plan and the Grindr Group LLC Amended and Restated 2020 Equity Incentive Plan. For further detail on our equity compensation plans, please see Note 16 “Stock-Based Compensation” to the financial statements included in the 2023 Form 10-K.

(2)	Includes 5,947,487 shares subject to outstanding RSUs.
(3)	The weighted average exercise price relates solely to outstanding stock option shares since shares subject to RSUs have no exercise price.
(4)	We do not have equity compensation plans not approved by our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth the beneficial ownership of common stock as of June 24, 2024, by:
•	each person who is the beneficial owner of more than 5% of common stock;
•	each person who is a named executive officer or director of the Company; and
•	all executive officers and directors of the Company, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they or it possesses sole or shared voting or investment power over that security or the right to acquire such power within 60 days of June 24, 2024.
There were 175,797,495 shares of common stock issued and outstanding as of June 24, 2024. Common stock issuable upon exercise of warrants or options currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof. Unless otherwise indicated, we believe that all persons named below have sole voting and investment power with respect to the voting securities indicated in the table below and the corresponding footnotes as being beneficially owned by them.
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percentage of Shares of Common Stock
5% Holders
The 1997 Gearon Family Trust(2)	15,468,109	8.8%
Ashish Gupta(3)	14,084,055	7.8%
Jeremy Leonard Brest(4)(5)(6)	13,012,357	7.3%
Directors and Executive Officers
George Arison	400,597	*
Vandana Mehta-Krantz	104,341	*
Austin “AJ” Balance	263,051	*
G. Raymond Zage, III(6)(7)(8)	95,084,224	49.5%
James Fu Bin Lu(9)	36,729,030	20.7%
J. Michael Gearon, Jr.(10)	15,490,941	8.8%
Daniel Brooks Baer	20,372	*
Meghan Stabler	20,919	*
Gary I. Horowitz	20,919	*
Maggie Lower	18,266	*
Nathan Richardson	25,485	*
All current Company directors and executive officers as a group (twelve individuals)	148,208,165	76.4%
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Grindr Inc., PO Box 69176, 750 N. San Vicente Blvd Ste RE 1400, West Hollywood, California 90069.
(2)
Consists of (i) 14,948,334 shares of common stock held by 28th Street Ventures, LLC, a Georgia limited liability company (“28th Street”), and (ii) 519,775 shares of common stock issuable upon the exercise of warrants held by 28th Street. Mr. Gearon and The 1997 Gearon Family Trust, by virtue of each of their 50% beneficial ownership of 28th Street, may be deemed to beneficially own the securities owned by 28th Street. Mr. Gearon and The 1997 Trust each have shared voting power and shared dispositive power over all of the shares of common stock. Mr. Gearon and The 1997 Gearon Family Trust disclaim any beneficial ownership of the securities held by 28th Street, respectively, other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address for 28th Street, Mr. Gearon and The 1997 Gearon Family Trust is 3350 Riverwood Parkway, Suite 425, Atlanta, Georgia 30339.

(3)
Consists of (i) 9,184,168 shares of common stock; and (ii) 4,899,887 shares of common stock issuable upon the exercise of warrants held by Mr. Gupta. Mr. Gupta has pledged 7,474,168 shares of common stock and 259,887 warrants exercisable into shares of common stock to certain lenders in connection with a financing arrangement. The business address for Mr. Gupta is Ocean Financial Centre, Level 40, 10 Collyer Quay, Singapore 049315.

(4)
Consists of (i) 10,194,093 shares of common stock; (ii) 354,464 warrants exercisable into shares of common stock, all of which have been pledged to certain lenders in connection with a financing arrangement; (iii) 663,480 shares of common stock; and (iv) warrants exercisable into 1,800,320 shares of common stock, all of which are subject to the Participation Agreement described in Note (6) below. Mr. Brest’s beneficial ownership does not include the 1,009,633 shares of common stock that may be issued upon the exercise of call options issued by Longview Grindr Holdings Ltd. and held by Mr. Brest. See Note (5) below. The business address for Mr. Brest is 20A Cluny Park, Singapore 259634.

(5)
On March 16, 2024 and April 1, 2024, Longview Grindr Holdings Limited, which is controlled by Mr. Lu, issued a total of five call options to Mr. Brest (the “Brest Call Options”) that are exercisable into an aggregate of 1,009,633 shares of common stock, which shares may be adjusted subject to certain events. As of June 24, 2024, Mr. Brest cannot exercise any of the Brest Call Options as their exercise is subject to certain material contingencies outside his control.

(6)
Mr. Brest and Tiga Investments, which is controlled by Mr. Zage (a member of our board of directors), entered into a Participation Agreement on September 15, 2023, pursuant to which, Tiga Investments granted certain participation rights over 663,480 shares of common stock and warrants exercisable into 1,800,320 shares of common stock (collectively, the “Participation Assets”) to Mr. Brest. By virtue of the granted participation, among other things, Tiga Investments retained the legal title to the Participation Assets but agreed to consult with and act in accordance with Mr. Brest’s instructions in taking or refraining from taking any material action (excluding administrative matters) to and in relation to the voting and other ancillary rights of and attributable to the Participation Assets. In addition, Tiga Investments must, upon request, take all commercially reasonable steps necessary to arrange for the participation to be converted into a direct interest in the Participation Assets, subject to the certain availability conditions as disclosed in the Participation Agreement. This description of the Participation Agreement is qualified in its entirety by the terms of the Participation Agreement, which is attached an exhibit to the Schedule 13D/A filed by Mr. Zage on September 26, 2023. Since Tiga Investments and Mr. Brest may be deemed to have the shared right to exercise voting and investment power over the Participation Assets, Mr. Brest’s and Mr. Zage’s reported beneficial ownership includes the Participation Assets.

(7)
Consists of (i) 72,006,333 shares of common stock held by Tiga SVH Investments Limited, a Cayman Islands company (“Tiga SVH”); (ii) 935,953 shares of common stock held by Tiga Investments Pte. Ltd., a Singapore company (“Tiga Investments”); (iii) 2,503,672 shares of common stock issuable upon the exercise of warrants held by Tiga SVH; (iv) 5,714,950 shares of common stock held by Mr. Zage; and (v) 13,920,000 shares of common stock issuable upon the exercise of warrants held by Mr. Zage. Mr. Zage’s beneficial ownership includes 663,480 shares of common stock and 1,800,320 warrants exercisable into shares of common stock held by Tiga Investments for which certain participation rights have been granted to Mr. Brest and for which Mr. Zage and Mr. Brest share power to vote or direct the vote of such securities. See Note (6) above. Tiga SVH is 100% owned by Tiga Investments, which is in turn 100% owned by Mr. Zage. Tiga Investments and Mr. Zage may be deemed to have the right to exercise voting and investment power over the shares held by Tiga SVH. Tiga Investments and Mr. Zage each disclaim any beneficial ownership of the securities held by Tiga SVH, respectively, other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Tiga SVH has pledged 72,006,333 shares of common stock and warrants exercisable for 2,503,762 shares of common stock to certain lenders in connection with a financing arrangement. The business address for Mr. Zage, Tiga SVH and Tiga Investments is Ocean Financial Centre, Level 40, 10 Collyer Quay, Singapore 049315.

(8)
On March 16, 2024 and April 1, 2024, Longview Grindr Holdings Limited, which is controlled by Mr. Lu issued a total of five call options to Big Timber Holdings, LLC, which is controlled by Mr. Zage, (the “Big Timber Options”) that are exercisable into an aggregate of 1,009,637 shares of common stock, which shares may be adjusted subject to certain events. As of June 24, 2024, Big Timber Holdings, LLC cannot exercise any of the Big Timber Call Options as their exercise is subject to certain material contingencies outside its control.

(9)
Consists of (i) 35,388,761 shares of common stock held by Longview Capital SVH LLC, a Washington limited liability company (“Longview SVH”); (ii) 1,336,124 shares of common stock issuable upon the exercise of warrants held by Longview SVH; and (iii) 4,145 shares of common stock held by Mr. Lu. Mr. Lu’s beneficial ownership includes the 1,100,365 shares of common stock that may be issued upon exchange of three exchangeable notes (the “Exchangeable Notes”) issued by Longview Grindr Holdings Ltd. See Note (7) above. Longview SVH is 100% owned by Longview Grindr Holdings Limited, a British Virgin Islands company (“Longview Grindr”), which in turn is 100% owned by Longview Capital Holdings LLC (“Longview”), which is 100% owned by Mr. Lu. Mr. Lu, Longview Grindr and Longview may be deemed to have the right to exercise voting and investment power over the shares held by Longview SVH. Mr. Lu, Longview Grindr and Longview each disclaim any beneficial ownership of the securities held by Longview SVH, respectively, other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Longview SVH has pledged 35,388,761 shares of common stock and 1,336,124 warrants exercisable into shares of common stock to certain lenders in connection with a financing arrangement. The business address for Mr. Lu, Longview SVH, Longview Grindr and Longview is 428 East Street Ste E, Grinnell, Iowa 50112.

(10)
Consists of (i) 14,948,334 shares of common stock held by 28th Street; (ii) 519,775 shares of common stock issuable upon the exercise of warrants held by 28th Street; (iii) 8,291 shares of common stock held by Mr. Gearon; and (iv) 8,291 shares of common stock issuable upon the settlement of RSUs. Mr. Gearon and The 1997 Gearon Family Trust, by virtue of each of their 50% beneficial ownership of 28th Street, may be deemed to have the right to exercise voting and investment power over the securities held by 28th Street. Mr. Gearon and The 1997 Gearon Family Trust disclaim any beneficial ownership of the securities held by 28th Street, respectively, other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address for 28th Street, Mr. Gearon and The 1997 Gearon Family Trust is 3350 Riverwood Parkway, Suite 425, Atlanta, Georgia 30339.

As discussed above, each of the following individuals and entities (the “Pledging Entities”) has pledged the following number of shares of common stock and warrants (the “Pledged Securities”) to certain lenders in connection with a certain financing arrangement: (i) Mr. Gupta, 7,474,168 shares of common stock and 259,887 warrants; (ii) Mr. Brest, 10,194,093 shares of common stock and 354,464 warrants; (iii) Tiga SVH, 72,006,333 shares of common stock and 2,503,762 warrants and (iv) Longview SVH 35,388,761 shares of common stock and 1,336,124 warrants. If the Pledging Entities or other parties to the financing arrangement breach certain covenants or obligations in the financing arrangement, an event of default or maturity of the loans could result and the lenders could exercise their right to accelerate all of the debt under the financing arrangement and foreclose on the Pledged Securities. In addition, the lenders could seek to sell all or a portion of the Pledged Securities or otherwise dispose of such interests. Because the Pledging Entities collectively own a majority of the combined voting power of our common stock, the occurrence of an event of default or foreclosure, and a subsequent sale of all, or substantially all of the Pledged Securities could result in a change of control of the Company, even when such a change may not be in the best interests of our stockholders.
For a discussion of our policy on the pledging of our common stock by directors, executive officers and other parties, please see the section entitled “Hedging Policy” above.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following is a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of the average of our total assets at December 31, 2022 and 2023, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest other than compensation and other arrangements that are described in the sections titled “Executive Compensation” and “Director Compensation.” We also describe below certain other transactions with our directors, former directors, executive officers and stockholders.
Tiga Related Transactions and Agreements
Tiga entered into an Administrative Services Agreement pursuant to which Tiga paid Tiga Sponsor LLC, a Delaware limited liability company (the “Sponsor”) up to $10,000 per month for office space, secretarial, and administrative support services. Upon completion of the Business Combination, Tiga ceased paying any of these monthly fees. During 2022, Tiga incurred and paid fees payable to Sponsor in the amount of $238,387 for such services. The Sponsor was entitled to be reimbursed for any out-of-pocket expenses.
Sponsor, Tiga’s officers and directors, or any of their respective affiliates, were reimbursed for any out-of-pocket expenses incurred in connection with activities on Tiga’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. During 2022, Sponsor and its respective affiliates were reimbursed in the amount of $42,516.
On March 16, 2022, Sponsor agreed to loan Tiga up to $2,000,000 under an unsecured promissory note to be used for the payment of working capital expenses, including expenses incurred in connection with the Business Combination. On January 25, 2022, the Sponsor had advanced the sum of $750,000 to Tiga on account of such promissory note. The note was non-interest bearing and no interest was paid on amounts outstanding. The note was fully repaid on November 17, 2022.
Amended and Restated Forward Purchase Agreement
Pursuant to the Second Amended and Restated Forward Purchase Agreement entered into as of May 9, 2022, by and between Tiga and the Sponsor (the “A&R Forward Purchase Agreement”), certain investors, including the Sponsor and its affiliates, purchased an aggregate of 10,000,000 shares of our common stock, consisting of the 5,000,0000 shares of common stock (“forward purchase shares”) and the 5,000,000 shares of subscribed common stock (the “backstop shares”), plus 2,500,000 warrants purchased, on a private placement basis (the “Forward Purchase Warrants”) and 2,500,000 subscribed warrants (the “Backstop Warrants”) for an aggregate purchase price of $100,000,000, or $10.00 per share, in a private placement that closed prior to the closing of the Business Combination. The Forward Purchase Warrants and Backstop Warrants have the same terms as the 13,800,000 warrants included as a component of the Tiga units sold in the Tiga initial public offering, each of which is exercisable, at an exercise price of $11.50, for one share of our common stock (the “Public Warrants”). On November 10, 2022, San Vicente Parent LLC (“SV Parent”) entered into that certain Joinder and Assignment Agreement to A&R Forward Purchase Agreement with Tiga and the Sponsor, which among other things, provided that the Sponsor transfer and assign of all of its rights and obligations under the A&R Forward Purchase Agreement to SV Parent. SV Parent satisfied its obligations under the A&R Forward Purchase Agreement prior to the SV Consolidation (as defined below) and the closing of the Business Combination. Prior to the closing of the Business Combination and in connection with SV Consolidation, but after SV Parent satisfied in full its funding obligations under the A&R Forward Purchase Agreement to Tiga, SV Parent merged with and into Legacy Grindr. In consideration for Legacy Grindr’s assumption of SV Parent’s rights to receive the securities issuable by Tiga under the A&R Forward Purchase Agreement, Legacy Grindr issued 7,127,896 Legacy Grindr Series X Ordinary Units to San Vicente Holdings (Cayman) Limited (“SV Cayman”) and entered into that certain warrant agreement dated November 16, 2022 with SV Cayman, pursuant to which, upon the terms and subject to the conditions set forth therein, SV Cayman was entitled to purchase 3,563,948 Series X Ordinary Units of Legacy Grindr at a purchase price of $16.13 per share (the “FPA Warrants”). Such warrants and the Legacy Grindr Series X Ordinary Units were ultimately exchanged at the closing of the Business Combination for 10,000,000 shares of our common stock and 5,000,000 FPA Warrants in accordance with the terms of the Merger Agreement.

Amended and Restated Registration Rights Agreement
Under the Merger Agreement, Legacy Grindr, Sponsor, the independent directors of Tiga and certain significant unitholders of Legacy Grindr entered into that certain Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) entered into at the closing of the Business Combination, pursuant to which the parties agreed to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended, certain shares of our common stock and other equity securities of that are held by the parties thereto from time to time. The A&R Registration Rights Agreement amends and restates the registration rights agreement that was entered into by Tiga, the Sponsor and other holders of Tiga’s securities party thereto in connection with the initial public offering.
Transaction Support Agreement
On May 9, 2022, in connection with the execution of the Merger Agreement, Legacy Grindr, Tiga, Tiga Merger Sub, the Sponsor, and the independent directors of Tiga entered into a transaction support agreement (the “Transaction Support Agreement”). Pursuant to the terms of the Transaction Support Agreement, the Sponsor and the independent directors of Tiga agreed to, among other things: (i) vote or cause their shares to vote in favor of the Business Combination, (ii) subject to certain exceptions, not transfer, sell, pledge, encumber, assign, grant an option with respect to, hedge, swap, convert or otherwise dispose of their Tiga Class A ordinary shares, Tiga Class B ordinary shares or Tiga Warrants (including the Tiga Class A ordinary shares issuable upon exercise thereof) held by the Sponsor until the earlier of the closing of the Business Combination or the valid termination of the Merger Agreement, (iii) not, directly or indirectly, solicit, initiate, continue or engage in alternative business combination proposals and (iv) waive applicable anti-dilution protections in Tiga’s memorandum and articles of association with respect to the conversion of the Tiga Class B ordinary shares held by Sponsor upon consummation of the Business Combination.
Unitholder Support Agreement
On May 9, 2022, in connection with the execution of the Merger Agreement, Tiga entered into a support agreement (the “Unitholder Support Agreement”) with Grindr and certain unitholders of Grindr (the “Requisite Unitholders”). Pursuant to the Unitholder Support Agreement, the Requisite Unitholders agreed to, among other things, vote to adopt and approve the Merger Agreement, the Mergers and any other matters necessary or reasonably requested by Tiga for the consummation of the Mergers, in each case, subject to the terms and conditions of the Unitholder Support Agreement.
Legacy Grindr’s Transactions and Agreements
Business Combination Success Fee
Pursuant to the terms of an agreement, dated as of April 15, 2022, as amended, between Legacy Grindr and Groove Coverage Limited (“Groove”), which is 50.0%-owned by Mr. Lu, the Chairman of Legacy Grindr and Chairperson of the Company, for providing consulting and advisory services for the Business Combination, Legacy Grindr’s successful consummation of the Business Combination resulted in Legacy Grindr paying Groove $1,500,000.
Catapult Share Purchase and Promissory Note
On April 27, 2021, Catapult GP II LLC, a Delaware limited liability company (“Catapult GP II”) purchased 5,387,194 common units of Legacy Grindr for $30,000,000 (the “Share Purchase”). In connection with the Share Purchase, Catapult GP II issued a $30,000,000 full recourse promissory note to Legacy Grindr (the “Note”), which was secured with a continuing first priority lien and security interest in favor of Legacy Grindr over the Share Purchase units. The Note, as a debt obligation of Catapult GP II, is unconditionally and personally guaranteed by Jeffrey C. Bonforte, who was the former Chief Executive Officer of Legacy Grindr from June 2020 to October 2022, and Gary C. Hsueh, who was the former Chief Financial Officer of Legacy Grindr from June 2020 to September 2022. Mr. Bonforte (30% ownership interest in Catapult GP II) is a member of Catapult GP II. Mr. Hsueh (30% ownership interest in Catapult GP II) is the manager of Catapult GP II. Catapult GP II is a security holder of the Company (2.2% ownership interest). The Note accrued simple interest at 10% per year. As of December 31, 2022, the total outstanding amount on the Note, including interest, was $19,071,000. Prior to the Closing, Catapult GP II partially settled the Note with a cash payment of $12.0 million, and subsequently paid the total outstanding amount on the Note with multiple cash payments throughout the first quarter of 2023 totaling $19,352,306.

Cost Sharing Agreement
Legacy Grindr entered into a cost sharing agreement, dated December 6, 2021 (the “Cost Sharing Agreement”), whereby Legacy Grindr agreed to reimburse San Vicente Holdings LLC (“SVH”), an entity which, prior to its liquidation and distribution of its holdings to its ultimate beneficiaries, was a greater than 5% beneficial owner, an affiliate of Legacy Grindr and its subsidiaries, and indirect and direct parent of certain affiliates of Legacy Grindr, certain administrative, regulatory, accounting, auditing, directors, insurance, and other ordinary course of business fees and expenses of SVH, as partial consideration for the managerial oversight and investor advisory services provided by SVH. Mr. Zage, the former Chief Executive Officer and Chairman of Tiga, owner of greater than 5% of Legacy Grindr and the Company’s outstanding securities, and director of the Company, previously owned greater than 5% of SVH’s economic, non-voting outstanding securities through his indirect ownership interest in Tiga SVH, a former unitholder of SVH. Tiga Investments Pte. Ltd., a Singapore company (“Tiga Investments”) is the sole shareholder of Tiga SVH (as defined below). Mr. Zage is the sole shareholder of Tiga Investments and indirectly owns 49.8% of the Company. Ashish Gupta previously indirectly owned greater than 5% of SVH’s outstanding securities and beneficially owns 7.9% of the Company. Mr. Gearon, owner of greater than 5% of Legacy Grindr and the Company’s outstanding securities, director of Legacy Grindr and the Company, previously owned greater than 5% of SVH’s outstanding securities through his ownership of 28th Street Ventures, LLC, a Georgia limited liability company (“28th Street”), a former unitholder of SVH. Mr. Gearon and The 1997 Gearon Family Trust are the controlling equityholders of 28th Street and indirectly own 8.9% of Grindr. Mr. Lu, the former President and Secretary of SVH, Chairperson of Legacy Grindr and the Company, and owner of greater than 5% of Legacy Grindr and the Company’s outstanding securities, previously owned greater than 5% of SVH’s outstanding securities through his indirect ownership of Longview Capital SVH LLC (“Longview SVH”), a former unitholder of SVH. Longview Grindr Holdings Limited, a British Virgin Islands company (“Longview Grindr”) is the sole member of Longview SVH. Longview Capital Holdings LLC, a Washington limited liability company (“Longview”) is the sole member of Longview Grindr. Mr. Lu is the sole member of Longview and indirectly owns 22.9% of Grindr.
Advisor Service Fees
In June 2020, Legacy Grindr entered into a board advisor agreement with Mr. Zage (the “Board Advisor Agreement”), and agreed to pay Mr. Zage a total of $350,000 per year, as well as certain out-of-pocket expenses, for Mr. Zage’s services as a board advisor, until the termination of the agreement by either party. The Board Advisor Agreement was terminated on November 18, 2022, in connection with the Business Combination.
Purchase Rights and Contribution in SVEJV
In June 2020, Legacy Grindr entered into a purchase rights agreement, as amended with SVH, San Vicente Group Holdings LLC, a Delaware limited liability company (“SV Group Holdings”), and Catapult Capital LLC (“Catapult Capital”), whereby Legacy Grindr granted Catapult Capital the right to purchase up to $30.0 million worth of shares of Legacy Grindr (the “Catapult Capital Rights”). Separately, in June 2020, San Vicente Group TopCo LLC, a Delaware limited liability company (“SV Group TopCo”) and an indirect wholly-owned subsidiary of SVH, contributed 6,079,026 membership interests of SV Group Holdings, a former greater than 5% beneficial owner of Legacy Grindr and indirect subsidiary of SVH, held by SV Group Topco to San Vicente Equity JV LLC, a Delaware limited liability company (“SVEJV”), an indirect subsidiary of SVH (SVH indirectly owned 100.0% of the ordinary units of SVEJV, which liquidated prior to the Business Combination, and 16.7% of the fully diluted capital of SVEJV), former unitholder of SV Group Holdings, which liquidated prior to the Business Combination (6.0% ownership interest of SV Group Holdings), and former affiliate of Legacy Grindr. SVEJV concurrently issued 5,065,855 Series P Units of SVEJV to Catapult Goliath LLC (“Catapult Goliath”), a former affiliate of SVH and Legacy Grindr. The Series P Units were granted to Catapult Goliath and each of the grantee beneficiaries in exchange for providing service to Legacy Grindr under a restricted unit agreement and a consulting agreement, as amended, through December 31, 2023. Prior to the Business Combination, SVEJV liquidated and distributed its holdings its ultimate beneficiaries, including members of Catapult Goliath.
Catapult Goliath is managed by Mr. Hsueh, who was the former Chief Financial Officer of Legacy Grindr from June 2020 to September 2022 (20% ownership interest in Catapult Goliath) Mr. Bonforte, who was the former Chief Executive Officer of Legacy Grindr from June 2020 to October 2022, Rick Marini, who was the former Chief Operating Officer of Legacy Grindr from June 2020 to October 2022, and Mr. Yagan, a director of Legacy Grindr, are members of Catapult Goliath (each hold a 20% ownership interest in Catapult Goliath). Each of Messrs. Bonforte, Hsueh, Marini, and Yagan are grantee beneficiaries of Catapult Goliath.

SV Consolidation
Prior to its liquidation, SVH directly and indirectly held units of Legacy Grindr through various wholly owned or partially owned subsidiaries. In November 2022, prior to the closing of the Business Combination, SVEJV was liquidated and SV Group Holdings, SV Group Topco, San Vicente Acquisition LLC, a Delaware limited liability company, SV Parent, SV Cayman, San Vicente Offshore Holdings (Cayman) Limited and San Vicente Investments II, Inc. (the “San Vicente Entities”) merged with and into Legacy Grindr, with Legacy Grindr being the surviving entity, resulting in SV Investments and Catapult Goliath as direct equity holders in Legacy Grindr (the “SV Consolidation”). The SV Consolidation began one day following the extraordinary general meeting and was completed within approximately six days.
Indemnification Agreements
Our corporate governance documents provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law, subject to certain exceptions contained in our restated certificate of incorporation. We have also entered into indemnification agreements with certain officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements they may be required to pay in actions or proceedings which they are or may be made a party by reason of their position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and our bylaws.
Related-Person Transactions Policy
Our audit committee has adopted a written Related-Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, oversight and disclosure, if necessary, of related-person transactions. For purposes of the policy, a related-person transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any related person are, were, or will be participants, and in which any related-person had, has, or will have a direct or indirect material interest, and the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee, consultant, or director will not be considered related-person transactions under this policy.
Under the policy, a related-person is, at any time since the beginning of our last fiscal year, a director or executive officer or a nominee to become a director, or a security holder known by us to beneficially own more than 5% of any class of our voting securities (a “significant stockholder”), including any of their immediate family members and affiliates, including entities controlled by such persons or such person has a 5% or greater beneficial ownership interest.
Each director and executive officer shall identify, and we shall request each significant stockholder to identify, any related-person transaction involving such director, executive officer or significant stockholder or their immediate family members and affiliates, inform, and obtain approval from our audit committee pursuant to in accordance with the policy before such related-person may engage in the transaction.
In considering related-person transactions, our audit committee takes into account the relevant available facts and circumstances, which may include, but are not limited to:
•	the risk, cost and benefits to us;
•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;
•	the terms of the transaction;
•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally; and
•	the availability of other sources for comparable services or products.
Our audit committee shall approve only those related-party transactions that, in light of known circumstances, are in, or are not inconsistent with, our best interests and our stockholders, as our audit committee determines in the good faith exercise of its discretion.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement and Annual Report on Form 10-K addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received proxy materials from us (if you are a stockholder of record) or from your broker (if you are a beneficial owner) that we or they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials or if you currently receive multiple copies and would like to request “householding” of your communications, please notify your broker or us. Direct your written request to us at Grindr Inc., Attention: Secretary, PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California 90069 or by contacting our Secretary at (310) 776-6680. In the event a stockholder that received multiple copies would like to receive only one copy for such stockholder’s household, such stockholder should contact their bank, broker, or other nominee record holder, or contact us at the above address or phone number.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors and any persons owning ten percent or more of our common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of the reports.
Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all required reports were timely filed during 2023, except for the following Form 4s that were inadvertently filed late:
•
one Form 4 for each of Daniel Brooks Baer, Michael Gearon, Gary I Horowitz, Maggie Lower, James Fu Bin Lu, Nathan Richardson, and G. Raymond Zage III reporting their annual non-employee director equity awards, as a result of which one transaction for each non-employee director was not reported on a timely basis;

•	one Form 4 for Daniel Brooks Baer, as a result of which one common stock sale transaction was not reported on a timely basis; and
•	two Form 4s for G. Raymond Zage III, as a result of which three common stock purchase transactions were not reported on a timely basis.

OTHER MATTERS
Fiscal Year 2023 Annual Report and SEC Filings
Our financial statements for our year ended December 31, 2023 are included in our Annual Report on Form 10-K, as amended. This proxy statement and our annual report are posted on our website at investors.grindr.com under “Investors” and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Grindr Inc., Attention: Secretary, PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California 90069 or to IR@grindr.com.
* * *
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
By order of the Board of Directors,
Zachary Katz
General Counsel and Secretary
West Hollywood, California
June 25, 2024

Appendix A
GRINDR INC.
2022 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: NOVEMBER 18, 2022
APPROVED BY THE STOCKHOLDERS: NOVEMBER 15, 2022
AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: JUNE 20, 2024
APPROVED BY THE STOCKHOLDERS:
1. GENERAL.
(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(c) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2. SHARES SUBJECT TO THE PLAN.
(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 16,624,700 shares of Common Stock, which is the sum of: (i) 13,764,400 shares of Common Stock initially reserved under the Plan, and (ii) 2,860,300 shares of Common Stock added to the Plan subject to approval by our stockholders at the 2024 Annual Meeting of Stockholders.
(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 41,293,200 shares (equal to three hundred percent (300%) of the total number of shares of Common Stock initially reserved for issuance under Section 2(a)).
(c) Share Reserve Operation.
(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will take commercially reasonable steps to have available the number of shares of Common Stock necessary to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares, (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award, and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3. ELIGIBILITY AND LIMITATIONS.
(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b) Specific Award Limitations.
(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.
(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year (the “Annual Period”), including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such Annual Period, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the Annual Period that begins on the Company’s first Annual Meeting of Stockholders following the Effective Date.
4.  OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i) by cash or check, bank draft or money order payable to the Company;
(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant;

provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to Participant’s Disability or death);
(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.
(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i) Form of Award.
(1) Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise set forth in an Award Agreement, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2) RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii) Consideration.
(1) Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2) RSU Awards: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her RSU Award or Restricted Stock Award that have not vested as of the date of such termination as set forth in the RSU Award or Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the RSU Award or Restricted Stock Award, the shares of Common Stock subject to the RSU Award or Restricted Stock Award, or any consideration in respect of the RSU Award or Restricted Stock Award and (2) any portion of his or her RSU Award or Restricted Stock Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award or Restricted Stock Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award or the Restricted Stock Award.
(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.
(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or in any form of cash payment (or any combination thereof), as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan, and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in Section 11 unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.
(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7. ADMINISTRATION.
(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent such stockholder approval is required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(xii)  To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c) Delegation to Committee.
(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the

Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
8. TAX WITHHOLDING
(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9. MISCELLANEOUS.
(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that is adopted by the Company, including any policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o) CHOICE OF LAW. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10. COVENANTS OF THE COMPANY.
(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11. ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.
(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12. SEVERABILITY.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13. TERMINATION OF THE PLAN.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the date that the Plan, as amended and restated hereby, is approved by the Board or Compensation Committee, or (ii) the date the Plan, as amended and restated hereby, is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14. DEFINITIONS.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b) “Adoption Date” means the date the Plan was first approved by the Board or Compensation Committee.
(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i) “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
The consummation of the transactions contemplated by the Merger Agreement shall not constitute a Change in Control under the Plan.
(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(m) “Common Stock” means the common stock, par value $0.0001 per share, of the Company.
(n) “Company” means Grindr Inc., a Delaware corporation.
(o) “Compensation Committee” means the Compensation Committee of the Board.
(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
The consummation of the transactions contemplated by the Merger Agreement shall not constitute a Corporate Transaction under the Plan.
(s) “Director” means a member of the Board.
(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(v) “Effective Date” means the original effective date of this Plan, which was the date of the closing of the transactions contemplated by the Merger Agreement.
(w) “Effective Time” has the meaning set forth in the Merger Agreement.
(x) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(y) “Employer” means the Company or the Affiliate of the Company that employs the Participant.
(z) “Entity” means a corporation, partnership, limited liability company or other entity.
(aa) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(bb) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(cc) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(dd) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(ee) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ff) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(gg) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A,or (v) to comply with other Applicable Laws.
(hh) “Merger Agreement” means that certain agreement and plan of merger, dated as of May 9, 2022, by and among the Company, Tiga Merger Sub LLC and Grindr, as amended by the first amendment to the Merger Agreement, dated as of October 5, 2022, by and among the Company, Tiga Merger Sub LLC, Tiga Merger Sub II LLC and Grindr.
(ii) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(jj) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Agreement.
(kk) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(ll) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder)) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(mm) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(nn) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(oo) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(pp) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(qq) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(rr) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(ss) “Other Award Agreement”means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(tt) “Own,” “Owned,” “Owner,” “Ownership”means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(uu) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(vv) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(ww) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.
(xx) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
(yy) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(zz) “Plan” means this Grindr Inc. 2022 Equity Incentive Plan, as amended from time to time.
(aaa) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(bbb) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as described in Section 4(h).
(ccc) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(ddd) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(eee) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(fff) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(ggg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(hhh) “Rule 405” means Rule 405 promulgated under the Securities Act.
(iii) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(jjj) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(kkk) “Securities Act” means the Securities Act of 1933, as amended.
(lll) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(mmm) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(nnn) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(ooo) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(ppp) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(qqq) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(rrr) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(sss) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

GRINDR INC.
P.O. BOX 69176
750 N. SAN VICENTE BOULEVARD, SUITE RE 1400
WEST HOLLYWOOD, CA 90069

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GRND2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V53585-P15718

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GRINDR INC.

The Board of Directors recommends you vote FOR each of the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) George Arison
02) G. Raymond Zage, III
03) James Fu Bin Lu
04) J. Michael Gearon, Jr.
05) Daniel Brooks Baer
06) Meghan Stabler
07) Gary I. Horowitz
08) Nathan Richardson

The Board of Directors recommends you vote FOR the following proposals:

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 2023 Annual Report are available at www.proxyvote.com.

V53586-P15718

GRINDR INC.
ANNUAL MEETING OF STOCKHOLDERS
JULY 19, 2024 11:00 AM PACIFIC TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) acknowledge(s) receipt of the Notice of the 2024 Annual Meeting of Stockholders of Grindr Inc. and the Proxy Statement and hereby appoint(s) George Arison, Vandana Mehta-Krantz, and Zachary Katz, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GRINDR INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, Pacific Time, on July 19, 2024, via live webcast at www.virtualshareholdermeeting.com/GRND2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE